NATIONWIDE VA

SEPARATE

ACCOUNT-B

Annual Report

To

Contract Owners

December 31, 2024

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life and Annuity Insurance Company and Contract Owners of Nationwide VA Separate Account-B:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide VA Separate Account-B (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2025

KKPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2024 and the period from April 28, 2023 (inception) to December 31, 2023.

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the period April 26, 2024 (inception) to December 31, 2024.

INVESCO INVESTMENTS

Invesco - Invesco V.I. Equity and Income Fund: Series I Shares (IVKEI1)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP American Century Balanced Fund: Standard Class II (LACB2)

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)

Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)

Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

							Contract			Contract
			Investments, at	Accounts		Accounts	Owners’	Accumulation	Contracts in	Owners’
Subaccount*,**	Shares	Cost	fair value	Receivable	Total Assets	Payable	Equity	Units	Payout	Equity
SVDF	3,339	$72,687	$80,709	$-	$80,709	$12	$80,697	$80,697	$-	$80,697
SVOF	58,541	1,439,937	1,572,419	168	1,572,587	-	1,572,587	1,567,284	5,303	1,572,587
DGI	8,707	271,560	326,339	23	326,362	-	326,362	326,362	-	326,362
DSIF	71,323	4,230,149	5,688,689	325	5,689,014	-	5,689,014	5,684,867	4,147	5,689,014
DSRG	4,741	181,824	263,181	-	263,181	10	263,171	263,171	-	263,171
DVSCS	67,673	1,096,322	1,312,175	-	1,312,175	15	1,312,160	1,312,160	-	1,312,160
FQB	21,690	234,165	221,669	-	221,669	7	221,662	221,662	-	221,662
FAMP	50,262	784,375	826,817	300	827,117	-	827,117	825,595	1,522	827,117
FEIP	95,895	2,322,098	2,549,854	605	2,550,459	-	2,550,459	2,548,612	1,847	2,550,459
FGP	28,408	2,486,587	2,753,862	336	2,754,198	-	2,754,198	2,752,558	1,640	2,754,198
FHIP	180,111	843,525	850,125	787	850,912	-	850,912	847,963	2,949	850,912
FIGBS	252,245	2,757,924	2,726,764	-	2,726,764	12	2,726,752	2,726,752	-	2,726,752
FOP	80,726	1,776,736	2,056,089	283	2,056,372	-	2,056,372	2,055,903	469	2,056,372
FVSS	86,312	1,322,015	1,331,794	-	1,331,794	14	1,331,780	1,331,780	-	1,331,780
IVCPBI	73,774	426,545	420,510	-	420,510	8	420,502	420,502	-	420,502
IVKEI1	18,755	323,112	327,471	240	327,711	-	327,711	325,949	1,762	327,711
OVAG	1,298	92,674	101,249	-	101,249	8	101,241	101,241	-	101,241
OVGS	47,492	1,765,621	1,899,213	578	1,899,791	-	1,899,791	1,898,619	1,172	1,899,791
JACAS	7,267	280,616	371,040	-	371,040	9	371,031	371,031	-	371,031
JAGTS	20,220	350,137	427,846	-	427,846	16	427,830	427,830	-	427,830
JAIGS	1,082	38,360	45,188	-	45,188	16	45,172	45,172	-	45,172
LACB2	105,497	829,088	886,492	-	886,492	14	886,478	886,478	-	886,478
LACDV2	26,287	213,396	225,149	-	225,149	9	225,140	225,140	-	225,140
LACI2	17,917	192,307	191,424	-	191,424	14	191,410	191,410	-	191,410
LACIPS	183,017	1,686,491	1,677,165	-	1,677,165	29	1,677,136	1,676,384	752	1,677,136
LACU2	4,250	109,431	128,988	-	128,988	15	128,973	128,973	-	128,973
LJPMVS	18,537	174,834	180,657	5,942	186,599	-	186,599	186,599	-	186,599
EIF2	27,424	557,217	547,115	-	547,115	12	547,103	547,103	-	547,103
GBF	37,157	366,897	343,699	-	343,699	10	343,689	343,689	-	343,689
GEM	55,754	550,286	612,736	-	612,736	8	612,728	612,728	-	612,728
GIG	6,915	62,012	80,694	-	80,694	15	80,679	80,679	-	80,679
GVDMA	14,197	125,823	143,671	-	143,671	13	143,658	143,658	-	143,658
GVDMC	51,934	463,607	506,873	-	506,873	8	506,865	506,865	-	506,865
GVEX1	118,507	922,655	1,343,867	-	1,343,867	17	1,343,850	1,343,850	-	1,343,850
GVIDA	5,190	57,688	59,690	-	59,690	6	59,684	59,684	-	59,684
GVIDC	14,289	139,452	139,747	-	139,747	11	139,736	139,736	-	139,736

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

							Contract			Contract
			Investments, at	Accounts		Accounts	Owners’	Accumulation	Contracts in	Owners’
Subaccount*,**	Shares	Cost	fair value	Receivable	Total Assets	Payable	Equity	Units	Payout	Equity
GVIDM	133,636	1,326,061	1,260,191	-	1,260,191	7	1,260,184	1,260,184	-	1,260,184
MCIF	121,344	2,468,080	2,445,086	128	2,445,214	-	2,445,214	2,444,896	318	2,445,214
MSBF	42,323	378,954	366,094	-	366,094	7	366,087	366,087	-	366,087
NVAMV1	34,669	623,459	614,335	112	614,447	-	614,447	614,195	252	614,447
NVAMVX	17,516	310,834	309,864	-	309,864	8	309,856	309,856	-	309,856
NVCBD1	44,526	428,360	399,840	-	399,840	9	399,831	399,831	-	399,831
NVMIG1	12,774	91,281	97,591	-	97,591	8	97,583	97,583	-	97,583
NVMIVX	22,336	236,036	257,083	-	257,083	12	257,071	257,071	-	257,071
NVMLG1	197,038	1,598,769	1,927,032	-	1,927,032	11	1,927,021	1,927,021	-	1,927,021
NVMMG1	71,772	468,768	533,266	-	533,266	16	533,250	533,250	-	533,250
NVMMV2	20,135	178,413	164,299	-	164,299	7	164,292	164,292	-	164,292
NVNMO1	24,052	269,239	240,524	-	240,524	9	240,515	240,515	-	240,515
NVOLG1	281,463	5,347,714	7,211,073	672	7,211,745	-	7,211,745	7,208,727	3,018	7,211,745
NVRE1	18,193	145,601	145,179	-	145,179	8	145,171	145,171	-	145,171
SAM	3,585,404	3,585,404	3,585,404	240	3,585,644	-	3,585,644	3,585,293	351	3,585,644
SCF	53,369	903,429	1,065,770	1,265	1,067,035	-	1,067,035	1,066,188	847	1,067,035
SCGF	8,231	109,734	136,879	-	136,879	8	136,871	136,871	-	136,871
SCVF	42,500	417,692	419,479	101	419,580	-	419,580	419,270	310	419,580
TRF	47,809	1,146,407	1,099,597	-	1,099,597	12	1,099,585	1,099,585	-	1,099,585
AMCG	9,263	251,780	289,731	-	289,731	15	289,716	289,716	-	289,716
AMSRS	26,848	725,911	1,072,038	-	1,072,038	13	1,072,025	1,072,025	-	1,072,025
AMTB	283,984	2,775,381	2,743,283	567	2,743,850	-	2,743,850	2,741,840	2,010	2,743,850
TRHS2	5,189	263,099	247,084	-	247,084	6	247,078	247,078	-	247,078
VWBF	13,495	112,388	98,243	-	98,243	13	98,230	98,230	-	98,230
VWEM	9,808	86,163	89,938	-	89,938	11	89,927	89,927	-	89,927
VWHA	3,570	102,398	89,889	-	89,889	9	89,880	89,880	-	89,880
VWHAS	1,222	31,875	29,397	-	29,397	8	29,389	29,389	-	29,389

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

** For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

	$	$	$	$	$	$	$	$
Investment Activity*:	SVDF	SVOF	DGI	DSIF	DSRG	DVSCS	FQB	FAMP

Reinvested dividends	$-	724	1,662	64,821	1,399	14,573	7,164	20,217
Mortality and expense risk charges (note 2)	(610)	(22,374)	(4,481)	(81,928)	(3,730)	(19,056)	(3,476)	(12,736)

Net investment income (loss)	(610)	(21,650)	(2,819)	(17,107)	(2,331)	(4,483)	3,688	7,481

Realized gain (loss) on investments	145	3,523	2,112	249,214	4,699	294	(4,193)	7,675

Change in unrealized gain (loss) on investments	4,897	55,437	42,587	561,111	47,846	57,318	6,460	38,826

Net gain (loss) on investments	5,042	58,960	44,699	810,325	52,545	57,612	2,267	46,501

Reinvested capital gains	-	151,480	15,149	346,687	1,665	28,551	-	5,850

Net increase (decrease) in contract owners’ equity resulting from operations	$4,432	188,790	57,029	1,139,905	51,879	81,680	5,955	59,832

Investment Activity*:	FEIP	FGP	FHIP	FIGBS	FOP	FVSS	IVCPBI	IVKEI1
Reinvested dividends	$44,724	23	50,754	93,972	35,546	12,459	14,141	5,877
Mortality and expense risk charges (note 2)	(39,003)	(40,005)	(13,448)	(39,107)	(33,169)	(20,031)	(5,909)	(3,294)

Net investment income (loss)	5,721	(39,982)	37,306	54,865	2,377	(7,572)	8,232	2,583

Realized gain (loss) on investments	27,287	141,280	261	(5,685)	55,783	17,892	(249)	2,083
Change in unrealized gain (loss) on investments	163,645	4,156	27,570	(49,561)	(67,788)	(96,080)	(1,906)	4,359

Net gain (loss) on investments	190,932	145,436	27,831	(55,246)	(12,005)	(78,188)	(2,155)	6,442

Reinvested capital gains	147,854	583,090	-	-	97,723	188,909	-	12,612

Net increase (decrease) in contract owners’ equity resulting from operations	$344,507	688,544	65,137	(381)	88,095	103,149	6,077	21,637

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

	$	$	$	$	$	$	$	$
Investment Activity*:	OVAG	OVGS	JACAS	JAGTS	JAIGS	LACB2	LACDV2	LACI2
Reinvested dividends	$-	-	39	-	608	13,343	2,154	1,303
Mortality and expense risk charges (note 2)	(1,386)	(28,481)	(5,396)	(4,661)	(682)	(8,917)	(2,290)	(2,157)

Net investment income (loss)	(1,386)	(28,481)	(5,357)	(4,661)	(74)	4,426	(136)	(854)

Realized gain (loss) on investments	(1,437)	(1,149)	8,660	3,953	216	3,680	926	1,651
Change in unrealized gain (loss) on investments	21,684	172,156	57,630	60,033	1,633	57,404	11,753	(883)

Net gain (loss) on investments	20,247	171,007	66,290	63,986	1,849	61,084	12,679	768

Reinvested capital gains	-	110,467	23,756	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$18,861	252,993	84,689	59,325	1,775	65,510	12,543	(86)

Investment Activity*:	LACIPS	LACU2	LJPMVS	MSEM	EIF2	GBF	GEM	GIG
Reinvested dividends	$55,593	-	2,197	-	8,444	11,648	7,946	2,063
Mortality and expense risk charges (note 2)	(16,265)	(1,205)	(2,852)	(28)	(9,029)	(5,079)	(8,837)	(1,207)

Net investment income (loss)	39,328	(1,205)	(655)	(28)	(585)	6,569	(891)	856

Realized gain (loss) on investments	2,947	177	2,527	(2,254)	(8,243)	(2,913)	310	2,079
Change in unrealized gain (loss) on investments	(9,326)	19,557	(9,680)	2,389	36,326	(7,218)	27,329	4,465

Net gain (loss) on investments	(6,379)	19,734	(7,153)	135	28,083	(10,131)	27,639	6,544

Reinvested capital gains	-	1,422	30,603	-	23,043	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$32,949	19,951	22,795	107	50,541	(3,562)	26,748	7,400

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

	$	$	$	$	$	$	$	$
Investment Activity*:	GVDMA	GVDMC	GVEX1	GVIDA	GVIDC	GVIDM	MCIF	MSBF
Reinvested dividends	$-	-	12,697	-	-	-	25,685	22,852
Mortality and expense risk charges (note 2)	(2,277)	(7,438)	(19,888)	(850)	(1,562)	(18,491)	(36,749)	(5,355)

Net investment income (loss)	(2,277)	(7,438)	(7,191)	(850)	(1,562)	(18,491)	(11,064)	17,497

Realized gain (loss) on investments	(18,202)	(4,852)	60,013	(471)	16	(17,187)	(41,003)	(3,730)
Change in unrealized gain (loss) on investments	36,090	34,417	223,227	7,204	2,351	124,903	211,460	16,857

Net gain (loss) on investments	17,888	29,565	283,240	6,733	2,367	107,716	170,457	13,127

Reinvested capital gains	-	-	990	-	-	-	120,127	-

Net increase (decrease) in contract owners’ equity resulting from operations	$15,611	22,127	277,039	5,883	805	89,225	279,520	30,624

Investment Activity*:	NVAMV1	NVAMVX	NVCBD1	NVMIG1	NVMIVX	NVMLG1	NVMMG1	NVMMV2
Reinvested dividends	$10,588	5,813	13,151	352	16,251	13,320	-	1,678
Mortality and expense risk charges (note 2)	(8,969)	(4,470)	(5,964)	(1,566)	(4,179)	(25,063)	(7,472)	(2,435)

Net investment income (loss)	1,619	1,343	7,187	(1,214)	12,072	(11,743)	(7,472)	(757)

Realized gain (loss) on investments	(2,411)	(613)	(1,280)	383	10,414	(964)	(2,049)	(1,162)
Change in unrealized gain (loss) on investments	34,971	16,330	(6,293)	(1,981)	(12,938)	248,476	86,617	9,918

Net gain (loss) on investments	32,560	15,717	(7,573)	(1,598)	(2,524)	247,512	84,568	8,756

Reinvested capital gains	42,776	21,455	-	-	-	127,936	-	2,917

Net increase (decrease) in contract owners’ equity resulting from operations	$76,955	38,515	(386)	(2,812)	9,548	363,705	77,096	10,916

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

	$	$	$	$	$	$	$	$
Investment Activity*:	NVNMO1	NVOLG1	NVRE1	SAM	SCF	SCGF	SCVF	TRF
Reinvested dividends	$997	84,060	2,548	109,247	1,257	-	3,188	12,137
Mortality and expense risk charges (note 2)	(3,299)	(107,295)	(832)	(34,241)	(16,639)	(2,139)	(6,326)	(18,528)

Net investment income (loss)	(2,302)	(23,235)	1,716	75,006	(15,382)	(2,139)	(3,138)	(6,391)

Realized gain (loss) on investments	(289)	373,063	694	-	8,342	4,624	(1,619)	13,196
Change in unrealized gain (loss) on investments	(34,146)	1,021,603	(2,573)	-	92,987	23,717	22,237	99,037

Net gain (loss) on investments	(34,435)	1,394,666	(1,879)	-	101,329	28,341	20,618	112,233

Reinvested capital gains	76,530	-	-	-	31,804	-	3,934	47,949

Net increase (decrease) in contract owners’ equity resulting from operations	$39,793	1,371,431	(163)	75,006	117,751	26,202	21,414	153,791

Investment Activity*:	AMCG	AMSRS	AMTB	TRHS2	VWBF	VWEM	VWHA	VWHAS
Reinvested dividends	$-	2,635	144,724	-	7,149	1,668	2,490	736
Mortality and expense risk charges (note 2)	(3,965)	(16,654)	(36,548)	(3,903)	(1,447)	(1,447)	(1,474)	(450)

Net investment income (loss)	(3,965)	(14,019)	108,176	(3,903)	5,702	221	1,016	286

Realized gain (loss) on investments	1,956	72,124	(6,334)	666	(541)	919	(960)	127
Change in unrealized gain (loss) on investments	39,931	127,689	7,005	(19,827)	(3,908)	(857)	(3,620)	(1,815)

Net gain (loss) on investments	41,887	199,813	671	(19,161)	(4,449)	62	(4,580)	(1,688)

Reinvested capital gains	15,105	56,761	-	23,212	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$53,027	242,555	108,847	148	1,253	283	(3,564)	(1,402)

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	SVDF				SVOF				DGI				DSIF
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(610)		(628)		(21,650)		(19,409)		(2,819)		(1,810)		(17,107)		(2,044)
Realized gain (loss) on investments		145		(47,039)		3,523		(5,083)		2,112		81		249,214		152,636

Change in unrealized gain (loss) on investments		4,897		55,137		55,437		207,333		42,587		27,767		561,111		702,247
Reinvested capital gains		-		-		151,480		113,059		15,149		24,809		346,687		175,188

Net increase (decrease) in contract owners’ equity resulting from operations		4,432		7,470		188,790		295,900		57,029		50,847		1,139,905		1,028,027

Equity transactions:

Purchase payments received from contract owners (note 4)		9		-		29		-		12		-		43		-
Transfers between funds		47,711		(5,029)		(671)		(134)		19,324		14,685		29,038		(97,104)
Redemptions (notes 2, 3, and 4)		(467)		(33,325)		(91,102)		(45,300)		(5,310)		(7,670)		(534,338)		(348,910)
Adjustments to maintain reserves		(5)		30		234		162		1		7		118		382

Net equity transactions		47,248		(38,324)		(91,510)		(45,272)		14,027		7,022		(505,139)		(445,633)

Net change in contract owners’ equity		51,680		(30,854)		97,280		250,628		71,056		57,869		634,766		582,395

Contract owners’ equity at beginning of period		29,017		59,871		1,475,307		1,224,679		255,306		197,437		5,054,248		4,471,853

Contract owners’ equity at end of period		$80,697		29,017		1,572,587		1,475,307		326,362		255,306		5,689,014		5,054,248

CHANGE IN UNITS:
Beginning units		401		981		15,297		15,828		4,830		4,664		64,931		71,301
Units purchased		564		-		-		-		405		474		783		156
Units redeemed		(7)		(580)		(912)		(531)		(129)		(308)		(6,215)		(6,526)

Ending units		958		401		14,385		15,297		5,106		4,830		59,499		64,931

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	DSRG				DVSCS				FQB				FAMP
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(2,331)		(1,527)		(4,483)		(3,634)		3,688		2,932		7,481		7,608
Realized gain (loss) on investments		4,699		28		294		(794)		(4,193)		(3,013)		7,675		(7,255)

Change in unrealized gain (loss) on investments		47,846		19,154		57,318		168,947		6,460		11,077		38,826		90,209
Reinvested capital gains		1,665		24,107		28,551		13,914		-		-		5,850		10,578

Net increase (decrease) in contract owners’ equity resulting from operations		51,879		41,762		81,680		178,433		5,955		10,996		59,832		101,140

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		22		-		-		-		4		-
Transfers between funds		-		-		(45,784)		859,123		(15,913)		-		(115,677)		-
Redemptions (notes 2, 3, and 4)		(20,000)		-		(2,271)		(9,618)		(14,775)		(13,817)		(71,170)		(120,096)
Adjustments to maintain reserves		(5)		3		(5)		(2)		(3)		-		146		200

Net equity transactions		(20,005)		3		(48,038)		849,503		(30,691)		(13,817)		(186,697)		(119,896)

Net change in contract owners’ equity		31,874		41,765		33,642		1,027,936		(24,736)		(2,821)		(126,865)		(18,756)

Contract owners’ equity at beginning of period		231,297		189,532		1,278,518		250,582		246,398		249,219		953,982		972,738

Contract owners’ equity at end of period		$263,171		231,297		1,312,160		1,278,518		221,662		246,398		827,117		953,982

CHANGE IN UNITS:
Beginning units		4,216		4,216		28,957		6,454		15,159		16,038		27,273		30,961
Units purchased		-		-		24		22,760		-		-		-		-
Units redeemed		(318)		-		(1,045)		(257)		(1,838)		(879)		(5,163)		(3,688)

Ending units		3,898		4,216		27,936		28,957		13,321		15,159		22,110		27,273

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	FEIP				FGP				FHIP				FIGBS
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$5,721		(6,074)		(39,982)		(31,652)		37,306		21,619		54,865		32,645
Realized gain (loss) on investments		27,287		(126,777)		141,280		822		261		(109,502)		(5,685)		(5,163)

Change in unrealized gain (loss) on investments		163,645		293,185		4,156		615,304		27,570		199,877		(49,561)		94,794
Reinvested capital gains		147,854		77,904		583,090		112,372		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		344,507		238,238		688,544		696,846		65,137		111,994		(381)		122,276

Equity transactions:

Purchase payments received from contract owners (note 4)		37		-		29		784		2		1,046		-		-
Transfers between funds		(206,645)		(1,518,491)		(345,201)		6,226		(69,199)		(1,464,649)		140,278		389,299
Redemptions (notes 2, 3, and 4)		(357,620)		(290,133)		(207,877)		(189,516)		(58,633)		(134,107)		(117,838)		(50,785)
Adjustments to maintain reserves		325		432		189		159		382		442		(5)		7

Net equity transactions		(563,903)		(1,808,192)		(552,860)		(182,347)		(127,448)		(1,597,268)		22,435		338,521

Net change in contract owners’ equity		(219,396)		(1,569,954)		135,684		514,499		(62,311)		(1,485,274)		22,054		460,797

Contract owners’ equity at beginning of period		2,769,855		4,339,809		2,618,514		2,104,015		913,223		2,398,497		2,704,698		2,243,901

Contract owners’ equity at end of period		$2,550,459		2,769,855		2,754,198		2,618,514		850,912		913,223		2,726,752		2,704,698

CHANGE IN UNITS:
Beginning units		51,564		88,126		28,009		30,216		40,335		115,587		185,106		160,613
Units purchased		79		1,384		413		363		202		1,773		9,859		28,799
Units redeemed		(9,876)		(37,946)		(5,494)		(2,570)		(5,549)		(77,025)		(8,615)		(4,306)

Ending units		41,767		51,564		22,928		28,009		34,988		40,335		186,350		185,106

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	FOP				FVSS				IVCPBI				IVKEI1
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$2,377		(918)		(7,572)		8,245		8,232		4,261		2,583		-
Realized gain (loss) on investments		55,783		2,577		17,892		(1,137)		(249)		(3,976)		2,083		-

Change in unrealized gain (loss) on investments		(67,788)		297,504		(96,080)		112,473		(1,906)		21,485		4,359		-
Reinvested capital gains		97,723		5,383		188,909		43,003		-		-		12,612		-

Net increase (decrease) in contract owners’ equity resulting from operations		88,095		304,546		103,149		162,584		6,077		21,770		21,637		-

Equity transactions:

Purchase payments received from contract owners (note 4)		6		-		5		-		-		-		-		-
Transfers between funds		(126,389)		650,855		(55,158)		1,003,190		32,227		(57,333)		329,058		-
Redemptions (notes 2, 3, and 4)		(80,070)		(6,072)		(3,207)		(2,144)		(32,229)		(52,300)		(23,226)		-
Adjustments to maintain reserves		283		54		(5)		6		(3)		3		242		-

Net equity transactions		(206,170)		644,837		(58,365)		1,001,052		(5)		(109,630)		306,074		-

Net change in contract owners’ equity		(118,075)		949,383		44,784		1,163,636		6,072		(87,860)		327,711		-

Contract owners’ equity at beginning of period		2,174,447		1,225,064		1,286,996		123,360		414,430		502,290		-		-

Contract owners’ equity at end of period		$2,056,372		2,174,447		1,331,780		1,286,996		420,502		414,430		327,711		-

CHANGE IN UNITS:
Beginning units		71,155		47,606		29,170		3,328		42,026		53,281		-		-
Units purchased		-		23,783		1,045		27,654		4,796		2,364		32,914		-
Units redeemed		(6,154)		(234)		(2,182)		(1,812)		(4,834)		(13,619)		(2,252)		-

Ending units		65,001		71,155		28,033		29,170		41,988		42,026		30,662		-

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	OVAG				OVGS				JACAS				JAGTS
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(1,386)		(1,110)		(28,481)		(20,169)		(5,357)		(3,594)		(4,661)		(2,511)
Realized gain (loss) on investments		(1,437)		(537)		(1,149)		(24,668)		8,660		(558)		3,953		294

Change in unrealized gain (loss) on investments		21,684		9,895		172,156		314,210		57,630		88,690		60,033		72,998
Reinvested capital gains		-		-		110,467		186,355		23,756		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		18,861		8,248		252,993		455,728		84,689		84,538		59,325		70,781

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		36		72		1		-		-		-
Transfers between funds		121		7,667		(77,524)		(10,767)		(36,199)		22,351		173,133		6,105
Redemptions (notes 2, 3, and 4)		(3,500)		-		(54,712)		(97,936)		(2,421)		(2,925)		(6,257)		(25,843)
Adjustments to maintain reserves		(5)		2		573		163		(4)		5		(7)		(1)

Net equity transactions		(3,384)		7,669		(131,627)		(108,468)		(38,623)		19,431		166,869		(19,739)

Net change in contract owners’ equity		15,477		15,917		121,366		347,260		46,066		103,969		226,194		51,042

Contract owners’ equity at beginning of period		85,764		69,847		1,778,425		1,431,165		324,965		220,996		201,636		150,594

Contract owners’ equity at end of period		$101,241		85,764		1,899,791		1,778,425		371,031		324,965		427,830		201,636

CHANGE IN UNITS:
Beginning units		4,808		4,367		19,530		20,868		8,016		7,503		6,878		7,811
Units purchased		54		441		30		5		6		636		4,529		450
Units redeemed		(225)		-		(1,319)		(1,343)		(774)		(123)		(166)		(1,383)

Ending units		4,637		4,808		18,241		19,530		7,248		8,016		11,241		6,878

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	JAIGS				LACB2				LACDV2				LACI2
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(74)		(19)		4,426		-		(136)		-		(854)		-
Realized gain (loss) on investments		216		506		3,680		-		926		-		1,651		-

Change in unrealized gain (loss) on investments		1,633		3,276		57,404		-		11,753		-		(883)		-
Reinvested capital gains		-		-		-		-		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		1,775		3,763		65,510		-		12,543		-		(86)		-

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		10		-		7		-		-		-
Transfers between funds		-		-		857,668		-		223,446		-		223,790		-
Redemptions (notes 2, 3, and 4)		(641)		(7,563)		(36,694)		-		(10,847)		-		(32,279)		-
Adjustments to maintain reserves		(6)		6		(16)		-		(9)		-		(15)		-

Net equity transactions		(647)		(7,557)		820,968		-		212,597		-		191,496		-

Net change in contract owners’ equity		1,128		(3,794)		886,478		-		225,140		-		191,410		-

Contract owners’ equity at beginning of period		44,044		47,838		-		-		-		-		-		-

Contract owners’ equity at end of period		$45,172		44,044		886,478		-		225,140		-		191,410		-

CHANGE IN UNITS:
Beginning units		2,669		3,160		-		-		-		-		-		-
Units purchased		-		-		86,113		-		22,382		-		22,388		-
Units redeemed		(38)		(491)		(3,794)		-		(1,047)		-		(3,099)		-

Ending units		2,631		2,669		82,319		-		21,335		-		19,289		-

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	LACIPS				LACU2				LJPMVS				MSEM
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$39,328		-		(1,205)		-		(655)		1,659		(28)		419
Realized gain (loss) on investments		2,947		-		177		-		2,527		(545)		(2,254)		(45)

Change in unrealized gain (loss) on investments		(9,326)		-		19,557		-		(9,680)		15,503		2,389		213
Reinvested capital gains		-		-		1,422		-		30,603		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		32,949		-		19,951		-		22,795		16,617		107		587

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		-		-		7		(4,568)		1		-
Transfers between funds		1,674,873		-		109,260		-		(29,885)		180,864		-		-
Redemptions (notes 2, 3, and 4)		(30,659)		-		(223)		-		(1,220)		(3,953)		(6,421)		-
Adjustments to maintain reserves		(27)		-		(15)		-		739		5,203		4		8

Net equity transactions		1,644,187		-		109,022		-		(30,359)		177,546		(6,416)		8

Net change in contract owners’ equity		1,677,136		-		128,973		-		(7,564)		194,163		(6,309)		595

Contract owners’ equity at beginning of period		-		-		-		-		194,163		-		6,309		5,714

Contract owners’ equity at end of period		$1,677,136		-		128,973		-		186,599		194,163		-		6,309

CHANGE IN UNITS:
Beginning units		-		-		-		-		17,617		-		235		235
Units purchased		167,658		-		10,926		-		56		20,441		-		-
Units redeemed		(3,750)		-		(18)		-		(2,639)		(2,824)		(235)		-

Ending units		163,908		-		10,908		-		15,034		17,617		-		235

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	EIF2				GBF				GEM				GIG
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(585)		1,749		6,569		4,240		(891)		1,429		856		1,048
Realized gain (loss) on investments		(8,243)		(2,526)		(2,913)		(1,912)		310		(670)		2,079		4,631

Change in unrealized gain (loss) on investments		36,326		8,221		(7,218)		8,975		27,329		14,346		4,465		11,299
Reinvested capital gains		23,043		51,285		-		-		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		50,541		58,729		(3,562)		11,303		26,748		15,105		7,400		16,978

Equity transactions:

Purchase payments received from contract owners (note 4)		6		-		-		-		-		-		3		-
Transfers between funds		(135,240)		131,769		68,955		1,906		15,950		32,137		(3,054)		(31,186)
Redemptions (notes 2, 3, and 4)		(19,854)		(14,109)		(63,524)		(35,310)		(2,955)		(13,712)		(5,616)		(13,544)
Adjustments to maintain reserves		(3)		(14)		(4)		(7)		(3)		(6)		(5)		(5)

Net equity transactions		(155,091)		117,646		5,427		(33,411)		12,992		18,419		(8,672)		(44,735)

Net change in contract owners’ equity		(104,550)		176,375		1,865		(22,108)		39,740		33,524		(1,272)		(27,757)

Contract owners’ equity at beginning of period		651,653		475,278		341,824		363,932		572,988		539,464		81,951		109,708

Contract owners’ equity at end of period		$547,103		651,653		343,689		341,824		612,728		572,988		80,679		81,951

CHANGE IN UNITS:
Beginning units		20,501		16,470		19,902		21,864		29,351		28,368		4,307		6,916
Units purchased		27		4,504		3,937		155		842		2,071		-		-
Units redeemed		(4,587)		(473)		(3,739)		(2,117)		(225)		(1,088)		(441)		(2,609)

Ending units		15,941		20,501		20,100		19,902		29,968		29,351		3,866		4,307

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	GVDMA				GVDMC				GVEX1				GVIDA
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(2,277)		(2,611)		(7,438)		(10,865)		(7,191)		(12,957)		(850)		(742)
Realized gain (loss) on investments		(18,202)		(18,420)		(4,852)		(131,008)		60,013		184,869		(471)		(849)

Change in unrealized gain (loss) on investments		36,090		46,181		34,417		209,120		223,227		189,445		7,204		9,345
Reinvested capital gains		-		1,922		-		-		990		2,739		-		586

Net increase (decrease) in contract owners’ equity resulting from operations		15,611		27,072		22,127		67,247		277,039		364,096		5,883		8,340

Equity transactions:

Purchase payments received from contract owners (note 4)		13		27,007		-		-		2		-		16		-
Transfers between funds		-		-		3,576		153,173		(140,249)		(1,087,546)		-		-
Redemptions (notes 2, 3, and 4)		(63,375)		(36,074)		(35,320)		(643,656)		(8,411)		(19,637)		(1,772)		(1,509)
Adjustments to maintain reserves		(5)		(4)		(5)		-		(8)		(8)		(2)		5

Net equity transactions		(63,367)		(9,071)		(31,749)		(490,483)		(148,666)		(1,107,191)		(1,758)		(1,504)

Net change in contract owners’ equity		(47,756)		18,001		(9,622)		(423,236)		128,373		(743,095)		4,125		6,836

Contract owners’ equity at beginning of period		191,414		173,413		516,487		939,723		1,215,477		1,958,572		55,559		48,723

Contract owners’ equity at end of period		$143,658		191,414		506,865		516,487		1,343,850		1,215,477		59,684		55,559

CHANGE IN UNITS:
Beginning units		6,864		7,227		26,938		53,735		72,388		144,798		1,827		1,885
Units purchased		-		1,057		177		8,539		1,409		6,538		-		-
Units redeemed		(2,163)		(1,420)		(1,827)		(35,336)		(8,700)		(78,948)		(59)		(58)

Ending units		4,701		6,864		25,288		26,938		65,097		72,388		1,768		1,827

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	GVIDC				GVIDM				MCIF				MSBF
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(1,562)		(1,366)		(18,491)		(16,957)		(11,064)		(3,555)		17,497		16,071
Realized gain (loss) on investments		16		(548)		(17,187)		(25,221)		(41,003)		(30,642)		(3,730)		(4,483)

Change in unrealized gain (loss) on investments		2,351		7,687		124,903		185,199		211,460		223,224		16,857		(5,287)
Reinvested capital gains		-		-		-		-		120,127		113,541		-		21,138

Net increase (decrease) in contract owners’ equity resulting from operations		805		5,773		89,225		143,021		279,520		302,568		30,624		27,439

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		1		-		41		523		-		784
Transfers between funds		49,530		-		-		-		(193,541)		16,304		1,304		(42,148)
Redemptions (notes 2, 3, and 4)		(4,448)		(5,143)		(46,007)		(46,341)		(28,503)		(37,390)		(52,474)		(32,682)
Adjustments to maintain reserves		(2)		5		(3)		(1)		73		53		(2)		(6)

Net equity transactions		45,080		(5,138)		(46,009)		(46,342)		(221,930)		(20,510)		(51,172)		(74,052)

Net change in contract owners’ equity		45,885		635		43,216		96,679		57,590		282,058		(20,548)		(46,613)

Contract owners’ equity at beginning of period		93,851		93,216		1,216,968		1,120,289		2,387,624		2,105,566		386,635		433,248

Contract owners’ equity at end of period		$139,736		93,851		1,260,184		1,216,968		2,445,214		2,387,624		366,087		386,635

CHANGE IN UNITS:
Beginning units		6,230		6,589		52,290		54,424		47,617		48,030		18,079		21,702
Units purchased		3,125		-		-		-		8		1,552		83		113
Units redeemed		(288)		(359)		(1,887)		(2,134)		(4,022)		(1,965)		(2,419)		(3,736)

Ending units		9,067		6,230		50,403		52,290		43,603		47,617		15,743		18,079

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	NVAMV1				NVAMVX				NVCBD1				NVMIG1
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$1,619		1,611		1,343		1,143		7,187		6,714		(1,214)		419
Realized gain (loss) on investments		(2,411)		(5,469)		(613)		(2,675)		(1,280)		(1,486)		383		(193)

Change in unrealized gain (loss) on investments		34,971		11,529		16,330		6,439		(6,293)		9,595		(1,981)		13,099
Reinvested capital gains		42,776		32,168		21,455		15,068		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		76,955		39,839		38,515		19,975		(386)		14,823		(2,812)		13,325

Equity transactions:

Purchase payments received from contract owners (note 4)		10		-		-		523		-		-		-		-
Transfers between funds		(8,721)		-		-		34,363		270		190		-		(10,974)
Redemptions (notes 2, 3, and 4)		(38,766)		(30,863)		(11,601)		(7,984)		(13,887)		(17,787)		(2,879)		(5,759)
Adjustments to maintain reserves		64		56		(4)		(8)		(3)		(6)		(3)		(3)

Net equity transactions		(47,413)		(30,807)		(11,605)		26,894		(13,620)		(17,603)		(2,882)		(16,736)

Net change in contract owners’ equity		29,542		9,032		26,910		46,869		(14,006)		(2,780)		(5,694)		(3,411)

Contract owners’ equity at beginning of period		584,905		575,873		282,946		236,077		413,837		416,617		103,277		106,688

Contract owners’ equity at end of period		$614,447		584,905		309,856		282,946		399,831		413,837		97,583		103,277

CHANGE IN UNITS:
Beginning units		13,927		14,708		17,233		15,445		34,050		35,535		8,308		9,784
Units purchased		-		-		-		3,195		218		16		-		-
Units redeemed		(1,052)		(781)		(650)		(1,407)		(1,336)		(1,501)		(233)		(1,476)

Ending units		12,875		13,927		16,583		17,233		32,932		34,050		8,075		8,308

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	NVMIVX				NVMLG1				NVMMG1				NVMMV2
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$12,072		3,935		(11,743)		10,832		(7,472)		(6,520)		(757)		104
Realized gain (loss) on investments		10,414		597		(964)		(7,067)		(2,049)		(2,709)		(1,162)		(733)

Change in unrealized gain (loss) on investments		(12,938)		30,697		248,476		176,361		86,617		86,154		9,918		(11,388)
Reinvested capital gains		-		-		127,936		18,371		-		-		2,917		22,567

Net increase (decrease) in contract owners’ equity resulting from operations		9,548		35,229		363,705		198,497		77,096		76,925		10,916		10,550

Equity transactions:

Purchase payments received from contract owners (note 4)		1		-		8		-		24		-		3		-
Transfers between funds		(54,213)		46,521		93,960		994,418		969		1,254		-		-
Redemptions (notes 2, 3, and 4)		(8,514)		(4,602)		(18,598)		(22,878)		(26,620)		(6,940)		(5,884)		(3,434)
Adjustments to maintain reserves		(4)		(1)		(5)		-		(7)		(22)		(3)		(18)

Net equity transactions		(62,730)		41,918		75,365		971,540		(25,634)		(5,708)		(5,884)		(3,452)

Net change in contract owners’ equity		(53,182)		77,147		439,070		1,170,037		51,462		71,217		5,032		7,098

Contract owners’ equity at beginning of period		310,253		233,106		1,487,951		317,914		481,788		410,571		159,260		152,162

Contract owners’ equity at end of period		$257,071		310,253		1,927,021		1,487,951		533,250		481,788		164,292		159,260

CHANGE IN UNITS:
Beginning units		22,917		19,629		19,851		5,658		11,907		12,058		3,882		3,971
Units purchased		-		3,651		1,090		14,553		48		38		-		-
Units redeemed		(4,467)		(363)		(246)		(360)		(669)		(189)		(136)		(89)

Ending units		18,450		22,917		20,695		19,851		11,286		11,907		3,746		3,882

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	NVNMO1				NVOLG1				NVRE1				NVSTB2
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(2,302)		(1,674)		(23,235)		(4,283)		1,716		(3,012)		-		(2)
Realized gain (loss) on investments		(289)		(587)		373,063		165,896		694		(158,535)		-		(271)

Change in unrealized gain (loss) on investments		(34,146)		24,743		1,021,603		1,152,507		(2,573)		137,813		-		308
Reinvested capital gains		76,530		13,464		-		-		-		14,260		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		39,793		35,946		1,371,431		1,314,120		(163)		(9,474)		-		35

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-		64		145		14		-		-		-
Transfers between funds		-		-		(45,989)		(102,667)		103,107		(558,347)		-		-
Redemptions (notes 2, 3, and 4)		(1,003)		(3,753)		(946,313)		(848,191)		(1,032)		(9,900)		-		(8,506)
Adjustments to maintain reserves		(3)		5		444		278		(3)		-		-		3

Net equity transactions		(1,006)		(3,748)		(991,794)		(950,435)		102,086		(568,247)		-		(8,503)

Net change in contract owners’ equity		38,787		32,198		379,637		363,685		101,923		(577,721)		-		(8,468)

Contract owners’ equity at beginning of period		201,728		169,530		6,832,108		6,468,423		43,248		620,969		-		8,468

Contract owners’ equity at end of period		$240,515		201,728		7,211,745		6,832,108		145,171		43,248		-		-

CHANGE IN UNITS:
Beginning units		4,029		4,118		122,549		141,660		1,114		17,788		-		913
Units purchased		-		-		80		183		2,401		28		-		-
Units redeemed		(16)		(89)		(15,729)		(19,294)		(89)		(16,702)		-		(913)

Ending units		4,013		4,029		106,900		122,549		3,426		1,114		-		-

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	SAM				SCF				SCGF				SCVF
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$75,006		54,208		(15,382)		(17,784)		(2,139)		(1,906)		(3,138)		(4,179)
Realized gain (loss) on investments		-		-		8,342		(231,378)		4,624		(714)		(1,619)		(7,133)

Change in unrealized gain (loss) on investments		-		-		92,987		340,514		23,717		22,122		22,237		50,883
Reinvested capital gains		-		-		31,804		10,108		-		-		3,934		19,508

Net increase (decrease) in contract owners’ equity resulting from operations		75,006		54,208		117,751		101,460		26,202		19,502		21,414		59,079

Equity transactions:

Purchase payments received from contract owners (note 4)		996,285		710,822		28		-		5		-		7		-
Transfers between funds		1,160,848		(387,517)		(1,148)		(649,709)		(22,471)		(5,961)		(22,006)		(8,999)
Redemptions (notes 2, 3, and 4)		(223,548)		(450,475)		(97,758)		(139,204)		(4,535)		(3,167)		(10,406)		(21,009)
Adjustments to maintain reserves		262		41		1,040		310		(3)		(13)		75		27

Net equity transactions		1,933,847		(127,129)		(97,838)		(788,603)		(27,004)		(9,141)		(32,330)		(29,981)

Net change in contract owners’ equity		2,008,853		(72,921)		19,913		(687,143)		(802)		10,361		(10,916)		29,098

Contract owners’ equity at beginning of period		1,576,791		1,649,712		1,047,122		1,734,265		137,673		127,312		430,496		401,398

Contract owners’ equity at end of period		$3,585,644		1,576,791		1,067,035		1,047,122		136,871		137,673		419,580		430,496

CHANGE IN UNITS:
Beginning units		136,543		147,480		11,415		21,247		6,966		7,457		7,837		8,459
Units purchased		188,461		71,646		2		32		-		-		-		1
Units redeemed		(24,547)		(82,583)		(979)		(9,864)		(1,168)		(491)		(561)		(623)

Ending units		300,457		136,543		10,438		11,415		5,798		6,966		7,276		7,837

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	TRF				AMCG				AMSRS				AMTB
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(6,391)		(1,421)		(3,965)		(3,277)		(14,019)		(10,373)		108,176		75,337
Realized gain (loss) on investments		13,196		(2,576)		1,956		94		72,124		6,148		(6,334)		(29,054)

Change in unrealized gain (loss) on investments		99,037		(33,936)		39,931		37,837		127,689		199,195		7,005		52,607
Reinvested capital gains		47,949		117,550		15,105		-		56,761		15,256		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		153,791		79,617		53,027		34,654		242,555		210,226		108,847		98,890

Equity transactions:

Purchase payments received from contract owners (note 4)		1		-		1		-		2		-		-		-
Transfers between funds		(104,008)		(85,286)		(4,428)		-		(15,813)		(208)		303,699		342,551
Redemptions (notes 2, 3, and 4)		(155,621)		(58,405)		(2,842)		(4,217)		(185,957)		(41,355)		(22,488)		(232,696)
Adjustments to maintain reserves		(5)		17		(7)		(11)		(6)		(16)		219		323

Net equity transactions		(259,633)		(143,674)		(7,276)		(4,228)		(201,774)		(41,579)		281,430		110,178

Net change in contract owners’ equity		(105,842)		(64,057)		45,751		30,426		40,781		168,647		390,277		209,068

Contract owners’ equity at beginning of period		1,205,427		1,269,484		243,965		213,539		1,031,244		862,597		2,353,573		2,144,505

Contract owners’ equity at end of period		$1,099,585		1,205,427		289,716		243,965		1,072,025		1,031,244		2,743,850		2,353,573

CHANGE IN UNITS:
Beginning units		21,620		24,297		13,223		13,477		24,616		25,751		175,592		166,991
Units purchased		22		91		-		-		-		7		24,530		26,409
Units redeemed		(4,033)		(2,768)		(374)		(254)		(3,981)		(1,142)		(4,307)		(17,808)

Ending units		17,609		21,620		12,849		13,223		20,635		24,616		195,815		175,592

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$		$		$		$		$		$		$
	TRHS2				VWBF				VWEM				VWHA
	2024		2023		2024		2023		2024		2023		2024		2023
Investment activity*:
Net investment income (loss)		$(3,903)		(3,625)		5,702		2,766		221		2,039		1,016		1,437
Realized gain (loss) on investments		666		(142)		(541)		(5,658)		919		1,299		(960)		(830)

Change in unrealized gain (loss) on investments		(19,827)		(3,336)		(3,908)		11,966		(857)		5,435		(3,620)		(6,160)
Reinvested capital gains		23,212		9,257		-		-		-		-		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		148		2,154		1,253		9,074		283		8,773		(3,564)		(5,553)

Equity transactions:

Purchase payments received from contract owners (note 4)		2		-		1		-		-		-		-		-
Transfers between funds		413		609		-		-		(3,410)		(25,590)		-		-
Redemptions (notes 2, 3, and 4)		(3,723)		(24,192)		(1,471)		(11,336)		(2,549)		(3,958)		(10,016)		(8,052)
Adjustments to maintain reserves		(2)		11		(4)		(2)		(4)		(12)		(3)		4

Net equity transactions		(3,310)		(23,572)		(1,474)		(11,338)		(5,963)		(29,560)		(10,019)		(8,048)

Net change in contract owners’ equity		(3,162)		(21,418)		(221)		(2,264)		(5,680)		(20,787)		(13,583)		(13,601)

Contract owners’ equity at beginning of period		250,240		271,658		98,451		100,715		95,607		116,394		103,463		117,064

Contract owners’ equity at end of period		$247,078		250,240		98,230		98,451		89,927		95,607		89,880		103,463

CHANGE IN UNITS:
Beginning units		4,637		5,094		5,335		5,992		3,878		5,108		4,074		4,380
Units purchased		13		14		-		-		-		1		-		-
Units redeemed		(69)		(471)		(79)		(657)		(220)		(1,231)		(378)		(306)

Ending units		4,581		4,637		5,256		5,335		3,658		3,878		3,696		4,074

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	$		$
	VWHAS
	2024		2023
Investment activity*:
Net investment income (loss)		$286		316
Realized gain (loss) on investments		127		3,181

Change in unrealized gain (loss) on investments		(1,815)		(5,893)
Reinvested capital gains		-		-

Net increase (decrease) in contract owners’ equity resulting from operations		(1,402)		(2,396)

Equity transactions:

Purchase payments received from contract owners (note 4)		-		-
Transfers between funds		742		(8,673)
Redemptions (notes 2, 3, and 4)		(1,120)		(1,087)
Adjustments to maintain reserves		(4)		(3)

Net equity transactions		(382)		(9,763)

Net change in contract owners’ equity		(1,784)		(12,159)

Contract owners’ equity at beginning of period		31,173		43,332

Contract owners’ equity at end of period		$29,389		31,173

CHANGE IN UNITS:
Beginning units		3,912		5,153
Units purchased		115		207
Units redeemed		(165)		(1,448)

Ending units		3,862		3,912

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VA Separate Account-B (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on March 6, 1991. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Separate Account.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)*

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)

Invesco - Invesco V.I. Equity and Income Fund: Series I Shares (IVKEI1)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)*

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP American Century Balanced Fund: Standard Class II (LACB2)

Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)

Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)

Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)

Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)*

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)*

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)*

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)

*	At December 31, 2024, contract owners were not invested in this fund.

Unless listed below, the financial statements presented are as of December 31, 2024 and for each of the years in the two-year period ended December 31, 2024. For the subaccounts listed below with inception dates in 2024, the financial statements are as of December 31, 2024 and for the period from the inception date to December 31, 2024. For the subaccounts listed below with inception dates in 2023, the prior year financial statements reflect the period from inception date to December 31, 2023.

	Inception Date	Liquidation Date
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)	4/28/2023
Invesco - Invesco V.I. Equity and Income Fund: Series I Shares (IVKEI1)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Balanced Fund: Standard Class II (LACB2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)	4/26/2024
Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)	4/26/2024
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)		12/24/2024

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

The following underlying mutual fund mergers occurred. The subaccounts associated with the underlying mutual funds are no longer available as of December 31, 2024.

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date
American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)	Lincoln Variable Insurance Products Trust - LVIP American Century Balanced Fund: Standard Class II (LACB2)	4/26/2024

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)	Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)	4/26/2024

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)	Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)	4/26/2024

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)	Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)	4/26/2024

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)	Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)	4/26/2024

Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)	Invesco - Invesco V.I. Equity and Income Fund: Series I Shares (IVKEI1)	4/26/2024

There were no subaccount name changes for the one-year period ended December 31, 2024.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2024 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(h) Segment Disclosures

In this reporting period, each subaccount within the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The subaccounts have acted as single reportable segments and the CODM is Product Development. The CODM assesses subaccount performance including investment results reflected in the net increase (decrease) in contract owners’ equity resulting from operations as reported in the Statements of Operations as well as investment income ratios, and total return, within the financial highlights of the notes to the financial statements.

(i) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. The maximum variable account charge for contracts offered through the Separate Account is 1.45%.

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 1.45% of the daily value of the allocations to the underlying fund options

(3) Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(4) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2024 and 2023, total transfers to the Separate Account from the fixed account were $0 and $0, respectively, and total transfers from the Separate Account to the fixed account were $0 and $0, respectively.

Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(5) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
SVDF	$47,710	$1,067
SVOF	152,203	114,118
DGI	38,604	12,248
DSIF	479,605	655,282
DSRG	3,064	23,730
DVSCS	43,389	67,353
FQB	7,164	34,164
FAMP	33,702	207,215
FEIP	196,390	607,043
FGP	624,910	634,851
FHIP	53,577	144,102
FIGBS	235,854	158,549
FOP	133,269	239,622
FVSS	246,172	123,195
IVCPBI	61,793	53,563
IVKEI1	348,958	27,929
OVAG	1,046	5,811
OVGS	111,706	161,920
JACAS	24,066	44,287
JAGTS	173,102	10,886
JAIGS	608	1,324
LACB2	882,874	57,466
LACDV2	225,700	13,230
LACI2	225,005	34,348
LACIPS	1,736,945	53,401
LACU2	110,693	1,438
LJPMVS	33,390	34,541
MSEM	-	6,446
EIF2	31,920	164,550
GBF	80,960	68,960
GEM	24,561	12,457
GIG	2,063	9,874
GVDMA	-	65,639
GVDMC	2,962	42,144
GVEX1	38,442	193,302
GVIDA	-	2,606
GVIDC	49,526	6,006
GVIDM	14,618	79,115
MCIF	145,912	258,853
MSBF	23,995	57,668
NVAMV1	53,364	56,445
NVAMVX	27,268	16,071
NVCBD1	15,687	22,118
NVMIG1	352	4,445

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

NVMIVX	16,251	66,904
NVMLG1	236,938	45,375
NVMMG1	2,025	35,125
NVMMV2	4,594	8,316
NVNMO1	77,527	4,302
NVOLG1	86,731	1,102,204
NVRE1	108,299	4,493
SAM	2,300,828	292,237
SCF	33,200	115,658
SCGF	-	29,140
SCVF	7,122	38,730
TRF	61,254	279,324
AMCG	15,105	11,235
AMSRS	59,395	218,422
AMTB	479,743	90,357
TRHS2	23,836	7,835
VWBF	7,149	2,917
VWEM	1,668	7,406
VWHA	2,490	11,490
VWHAS	1,680	1,773

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(6) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2024, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2024. The information is presented as a value or range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a value or range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes in Contract Owners’ Equity due to reserves for annuity contracts in payout.

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)
2024	1.45%	958	$84.21	$80,697	0.00%	16.41%
2023	1.45%	401	72.34	29,017	0.00%	18.41%
2022	1.45%	981	61.09	59,871	0.00%	-38.75%
2021	1.45%	1,358	99.74	135,452	0.00%	-6.42%
2020	1.45%	1,439	106.59	153,377	0.00%	60.29%

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)
2024	1.45%	14,385	108.95	1,567,284	0.05%	13.37%
2023	1.45%	15,297	96.10	1,470,121	0.00%	24.67%
2022	1.45%	15,828	77.09	1,220,129	0.00%	-21.95%
2021	1.45%	17,254	98.77	1,704,191	0.04%	22.97%
2020	1.45%	19,273	80.32	1,547,962	0.45%	19.25%

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)
2020	1.45%	18,755	43.33	812,591	0.78%	21.90%

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)
2024	1.45%	5,106	63.92	326,362	0.54%	20.94%
2023	1.45%	4,830	52.85	255,306	0.67%	24.85%
2022	1.45%	4,664	42.33	197,437	0.77%	-16.05%
2021	1.45%	6,576	50.43	331,600	0.47%	23.81%
2020	1.45%	6,734	40.73	274,266	0.78%	22.83%

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)
2024	1.45%	59,499	95.55	5,684,867	1.16%	22.84%
2023	1.45%	64,931	77.78	5,050,214	1.41%	24.11%
2022	1.45%	71,301	62.67	4,468,315	1.28%	-19.50%
2021	1.45%	106,570	77.85	8,296,454	1.14%	26.55%
2020	1.45%	106,713	61.52	6,564,678	1.54%	16.30%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)
2024	1.45%	3,898	67.52	263,171	0.55%	23.07%
2023	1.45%	4,216	54.86	231,297	0.72%	22.03%
2022	1.45%	4,216	44.96	189,532	0.52%	-23.99%
2021	1.45%	4,235	59.14	250,473	0.73%	25.16%
2020	1.45%	4,239	47.26	200,317	1.07%	22.34%

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)
2024	1.45%	27,936	46.97	1,312,160	1.12%	6.38%
2023	1.45%	28,957	44.15	1,278,518	0.61%	13.72%
2022	1.45%	6,454	38.83	250,582	0.92%	-17.86%
2021	1.45%	6,513	47.27	307,841	0.67%	24.32%
2020	1.45%	6,644	38.02	252,609	1.21%	9.03%

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)
2024	1.45%	13,321	16.64	221,662	3.03%	2.37%
2023	1.45%	15,159	16.25	246,398	2.65%	4.60%
2022	1.45%	16,038	15.54	249,219	2.64%	-10.59%
2021	1.45%	17,629	17.38	306,385	2.63%	-2.83%
2020	1.45%	19,921	17.88	356,303	2.76%	6.55%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)
2024	1.45%	22,110	37.34	825,595	2.34%	6.92%
2023	1.45%	27,273	34.92	952,494	2.25%	11.31%
2022	1.45%	30,961	31.38	971,433	1.92%	-16.17%
2021	1.45%	36,965	37.43	1,383,526	1.48%	8.33%
2020	1.45%	46,832	34.55	1,618,096	1.45%	13.21%

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)
2024	1.45%	41,767	61.02	2,548,612	1.69%	13.67%
2023	1.45%	51,564	53.68	2,768,081	1.31%	9.05%
2022	1.45%	88,126	49.23	4,338,253	2.59%	-6.33%
2021	1.45%	62,602	52.56	3,290,170	1.89%	23.08%
2020	1.45%	65,950	42.70	2,816,037	1.78%	5.15%

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)
2024	1.45%	22,928	120.05	2,752,558	0.00%	28.49%
2023	1.45%	28,009	93.43	2,616,910	0.13%	34.27%
2022	1.45%	30,216	69.59	2,102,608	0.62%	-25.55%
2021	1.45%	33,438	93.47	3,125,359	0.00%	21.43%
2020	1.45%	35,739	76.97	2,750,932	0.08%	41.81%

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)
2024	1.45%	34,988	24.24	847,963	5.61%	7.38%
2023	1.45%	40,335	22.57	910,339	2.52%	8.88%
2022	1.45%	115,587	20.73	2,395,967	5.30%	-12.66%
2021	1.45%	136,415	23.73	3,237,494	5.70%	2.90%
2020	1.45%	121,187	23.06	2,795,101	4.96%	1.26%

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)
2024	1.45%	186,350	14.63	2,726,752	3.53%	0.14%
2023	1.45%	185,106	14.61	2,704,698	2.82%	4.59%
2022	1.45%	160,613	13.97	2,243,901	4.38%	-14.28%
2021	1.45%	67,709	16.30	1,103,620	1.92%	-2.16%
2020	1.45%	87,615	16.66	1,459,612	2.11%	7.67%

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)
2024	1.45%	65,001	31.63	2,055,903	1.58%	3.52%
2023	1.45%	71,155	30.55	2,174,006	1.39%	18.76%
2022	1.45%	47,606	25.73	1,224,677	1.93%	-25.58%
2021	1.45%	23,661	34.57	817,906	0.53%	17.96%
2020	1.45%	24,726	29.30	724,560	0.42%	13.94%

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)
2024	1.45%	28,033	47.51	1,331,780	0.91%	7.68%
2023	1.45%	29,170	44.12	1,286,996	4.01%	19.03%
2022	1.45%	3,328	37.07	123,360	1.07%	-8.54%
2021	1.45%	3,224	40.53	130,620	1.56%	31.55%
2020	1.45%	2,581	30.81	79,518	1.28%	6.61%

Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)
2024	1.45%	41,988	10.01	420,502	3.51%	1.56%
2023	1.45%	42,026	9.86	414,430	2.42%	4.60%
2022	1.45%	53,281	9.43	502,290	0.44%	-5.73%	****

Invesco - Invesco V.I. Equity and Income Fund: Series I Shares (IVKEI1)
2024	1.45%	30,662	10.63	325,949	1.78%	6.30%	****

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)
2024	1.45%	4,637	21.84	101,241	0.00%	22.42%
2023	1.45%	4,808	17.84	85,764	0.00%	11.52%
2022	1.45%	4,367	15.99	69,847	0.00%	-31.98%
2021	1.45%	4,333	23.51	101,890	0.00%	17.37%
2020	1.45%	4,880	20.03	97,768	0.05%	38.65%

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)
2020	1.45%	7,013	25.18	176,609	1.32%	12.29%

Invesco - Invesco V.I. Global Fund: Series I (OVGS)
2024	1.45%	18,241	104.09	1,898,619	0.00%	14.38%
2023	1.45%	19,530	91.00	1,777,279	0.22%	32.79%
2022	1.45%	20,868	68.53	1,430,159	0.00%	-32.75%
2021	1.45%	23,829	101.91	2,428,628	0.00%	13.82%
2020	1.45%	25,971	89.54	2,325,547	0.68%	25.79%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)
2024	1.45%	7,248	51.19	371,031	0.01%	26.27%
2023	1.45%	8,016	40.54	324,965	0.13%	37.64%
2022	1.45%	7,503	29.45	220,996	0.05%	-34.69%
2021	1.45%	7,763	45.10	350,143	0.00%	20.82%
2020	1.45%	8,803	37.33	328,578	0.16%	37.02%
Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)
2024	1.45%	11,241	38.06	427,830	0.00%	29.84%
2023	1.45%	6,878	29.31	201,636	0.00%	52.05%
2022	1.45%	7,811	19.28	150,594	0.00%	-38.04%
2021	1.45%	8,458	31.11	263,161	0.11%	16.04%
2020	1.45%	11,355	26.81	304,465	0.00%	48.55%
Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)
2024	1.45%	2,631	17.17	45,172	1.30%	4.04%
2023	1.45%	2,669	16.50	44,044	1.41%	8.99%
2022	1.45%	3,160	15.14	47,838	1.65%	-10.16%
2021	1.45%	3,647	16.86	61,472	1.03%	11.65%
2020	1.45%	3,727	15.10	56,267	1.19%	14.34%
Lincoln Variable Insurance Products Trust - LVIP American Century Balanced Fund: Standard Class II (LACB2)
2024	1.45%	82,319	10.77	886,478	1.49%	7.69%	****
Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II (LACDV2)
2024	1.45%	21,335	10.55	225,140	0.94%	5.53%	****
Lincoln Variable Insurance Products Trust - LVIP American Century International Fund: Standard Class II (LACI2)
2024	1.45%	19,289	9.92	191,410	0.60%	-0.77%	****
Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class (LACIPS)
2024	1.45%	163,908	10.23	1,676,384	3.41%	2.28%	****
Lincoln Variable Insurance Products Trust - LVIP American Century Ultra(R) Fund: Standard Class II (LACU2)
2024	1.45%	10,908	11.82	128,973	0.00%	18.24%	****
Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)
2024	1.45%	15,034	12.41	186,599	1.16%	12.62%
2023	1.45%	17,617	11.02	194,163	1.93%	10.21%	****
Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)
2023	1.45%	235	26.80	6,309	8.60%	10.22%
2022	1.45%	235	24.31	5,714	7.52%	-19.91%
2021	1.45%	235	30.36	7,135	5.11%	-3.44%
2020	1.45%	235	31.44	7,389	4.51%	4.01%
Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)
2024	1.45%	15,941	34.32	547,103	1.38%	7.97%
2023	1.45%	20,501	31.79	651,653	1.75%	10.15%
2022	1.45%	16,470	28.86	475,278	1.15%	-5.68%
2021	1.45%	21,005	30.59	642,624	1.08%	18.26%
2020	1.45%	21,525	25.87	556,888	1.52%	1.85%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)
2024	1.45%	20,100	17.10	343,689	3.36%	-0.45%
2023	1.45%	19,902	17.18	341,824	2.69%	3.19%
2022	1.45%	21,864	16.65	363,932	1.69%	-13.82%
2021	1.45%	31,320	19.31	604,914	1.55%	-3.50%
2020	1.45%	36,857	20.01	737,681	2.13%	4.54%
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)
2024	1.45%	29,968	20.45	612,728	1.32%	4.73%
2023	1.45%	29,351	19.52	572,988	1.72%	2.66%
2022	1.45%	28,368	19.02	539,464	0.91%	-25.84%
2021	1.45%	6,256	25.64	160,412	0.90%	-8.62%
2020	1.45%	11,722	28.06	328,926	1.96%	11.66%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)
2024	1.45%	3,866	20.87	80,679	2.50%	9.68%
2023	1.45%	4,307	19.03	81,951	2.66%	19.94%
2022	1.45%	6,916	15.86	109,708	1.88%	-15.37%
2021	1.45%	50,083	18.74	938,706	2.06%	11.03%
2020	1.45%	76,250	16.88	1,287,216	1.16%	6.38%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2024	1.45%	4,701	30.56	143,658	0.00%	9.59%
2023	1.45%	6,864	27.89	191,414	0.00%	16.22%
2022	1.45%	7,227	24.00	173,413	0.00%	-19.46%
2021	1.45%	7,683	29.79	228,909	0.15%	11.98%
2020	1.45%	8,089	26.61	215,224	0.22%	10.70%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2024	1.45%	25,288	20.04	506,865	0.00%	4.54%
2023	1.45%	26,938	19.17	516,487	0.00%	9.64%
2022	1.45%	53,735	17.49	939,723	0.00%	-15.63%
2021	1.45%	54,678	20.73	1,133,351	0.21%	5.16%
2020	1.45%	55,581	19.71	1,095,530	0.14%	6.98%
Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)
2024	1.45%	65,097	20.64	1,343,850	0.94%	22.94%
2023	1.45%	72,388	16.79	1,215,477	0.80%	24.14%
2022	1.45%	144,798	13.53	1,958,572	6.06%	-19.50%
2021	1.45%	4,264	16.80	71,645	2.36%	26.51%
2020	1.45%	328	13.28	4,356	1.64%	32.82%	****
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2024	1.45%	1,768	33.75	59,684	0.00%	10.99%
2023	1.45%	1,827	30.41	55,559	0.00%	17.66%
2022	1.45%	1,885	25.85	48,723	0.00%	-20.06%
2021	1.45%	1,954	32.33	63,182	0.13%	13.83%
2020	1.45%	2,024	28.41	57,494	0.23%	11.18%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2024	1.45%	9,067	15.41	139,736	0.00%	2.31%
2023	1.45%	6,230	15.06	93,851	0.00%	6.47%
2022	1.45%	6,589	14.15	93,216	0.00%	-13.46%
2021	1.45%	6,720	16.35	109,877	0.23%	1.26%
2020	1.45%	6,844	16.15	110,495	0.11%	5.17%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2024	1.45%	50,403	25.00	1,260,184	0.00%	7.43%
2023	1.45%	52,290	23.27	1,216,968	0.00%	13.06%
2022	1.45%	54,424	20.58	1,120,289	0.00%	-17.76%
2021	1.45%	55,645	25.03	1,392,808	0.19%	8.71%
2020	1.45%	63,310	23.02	1,457,635	0.14%	8.74%
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)
2024	1.45%	43,603	56.07	2,444,896	1.03%	11.84%
2023	1.45%	47,617	50.14	2,387,326	1.29%	14.38%
2022	1.45%	48,030	43.83	2,105,304	1.11%	-14.65%
2021	1.45%	55,191	51.36	2,834,486	1.23%	22.46%
2020	1.45%	54,328	41.94	2,278,457	1.16%	11.47%
Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)
2024	1.45%	15,743	23.25	366,087	6.27%	8.73%
2023	1.45%	18,079	21.39	386,635	5.56%	7.13%
2022	1.45%	21,702	19.96	433,248	1.74%	-3.71%
2021	1.45%	89,791	20.73	1,861,577	5.38%	3.71%
2020	1.45%	95,055	19.99	1,900,175	3.27%	2.55%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)
2024	1.45%	12,875	47.71	614,195	1.73%	13.63%
2023	1.45%	13,927	41.98	584,669	1.74%	7.27%
2022	1.45%	14,708	39.14	575,666	1.11%	-2.56%
2021	1.45%	18,583	40.17	746,351	1.26%	32.58%
2020	1.45%	20,210	30.29	612,260	1.64%	0.02%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)
2024	1.45%	16,583	18.69	309,856	1.91%	13.80%
2023	1.45%	17,233	16.42	282,946	1.87%	7.42%
2022	1.45%	15,445	15.29	236,077	1.40%	-2.45%
2021	1.45%	15,902	15.67	249,172	1.35%	32.76%
2020	1.45%	15,006	11.80	177,126	1.33%	18.03%	****
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)
2024	1.45%	32,932	12.14	399,831	3.24%	-0.10%
2023	1.45%	34,050	12.15	413,837	3.11%	3.66%
2022	1.45%	35,535	11.72	416,617	2.01%	-15.93%
2021	1.45%	45,404	13.95	633,166	1.07%	-2.46%
2020	1.45%	113,545	14.30	1,623,411	2.55%	5.46%
Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)
2024	1.45%	8,075	12.08	97,583	0.33%	-2.79%
2023	1.45%	8,308	12.43	103,277	1.88%	14.00%
2022	1.45%	9,784	10.90	106,688	0.00%	-38.83%
2021	1.45%	10,204	17.83	181,889	0.38%	-2.52%
2020	1.45%	10,046	18.29	183,695	1.07%	48.85%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)
2024	1.45%	18,450	13.93	257,071	5.71%	2.92%
2023	1.45%	22,917	13.54	310,253	2.88%	14.00%
2022	1.45%	19,629	11.88	233,106	3.51%	-7.23%
2021	1.45%	22,252	12.80	284,840	3.32%	8.98%
2020	1.45%	22,669	11.75	266,276	0.00%	17.46%	****
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)
2024	1.45%	20,695	93.11	1,927,021	0.78%	24.22%
2023	1.45%	19,851	74.96	1,487,951	3.35%	33.40%
2022	1.45%	5,658	56.19	317,914	5.32%	-13.76%
2021	1.45%	5,674	65.15	369,663	0.00%	38.41%
2020	1.45%	7,010	47.07	330,004	0.00%	28.21%
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)
2024	1.45%	11,286	47.25	533,250	0.00%	16.77%
2023	1.45%	11,907	40.46	481,788	0.00%	18.84%
2022	1.45%	12,058	34.05	410,571	0.00%	-38.51%
2021	1.45%	12,387	55.38	685,967	0.09%	-6.09%
2020	1.45%	7,624	58.97	449,565	0.00%	58.57%
Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)
2024	1.45%	3,746	43.86	164,292	1.01%	6.90%
2023	1.45%	3,882	41.02	159,260	1.52%	7.06%
2022	1.45%	3,971	38.32	152,162	1.20%	-4.07%
2021	1.45%	5,751	39.94	229,723	0.74%	22.22%
2020	1.45%	5,968	32.68	195,052	2.17%	-2.58%
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I (NVNMO1)
2024	1.45%	4,013	59.93	240,515	0.44%	19.71%
2023	1.45%	4,029	50.06	201,728	0.53%	21.61%
2022	1.45%	4,118	41.17	169,530	0.40%	-18.26%
2021	1.45%	4,158	50.37	209,422	0.31%	24.74%
2020	1.45%	4,187	40.38	169,063	0.45%	11.90%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)
2024	1.45%	106,900	67.43	7,208,727	1.15%	21.01%
2023	1.45%	122,549	55.73	6,829,187	1.39%	22.09%
2022	1.45%	141,660	45.64	6,465,860	0.87%	-23.23%
2021	1.45%	153,894	59.46	9,149,895	0.54%	28.35%
2020	1.45%	145,323	46.32	6,731,521	1.34%	17.17%
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)
2024	1.45%	3,426	42.37	145,171	4.52%	9.11%
2023	1.45%	1,114	38.83	43,248	0.87%	11.24%
2022	1.45%	17,788	34.91	620,969	1.50%	-29.55%
2021	1.45%	19,110	49.55	947,042	0.97%	44.62%
2020	1.45%	24,798	34.27	849,743	1.47%	-6.76%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)
2022	1.45%	913	9.28	8,468	1.23%	-7.03%
2021	1.45%	2,353	9.98	23,475	0.00%	-2.03%	****
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)
2024	1.45%	300,457	11.93	3,585,293	4.72%	3.35%
2023	1.45%	136,543	11.55	1,576,462	4.66%	3.23%
2022	1.45%	147,480	11.18	1,649,423	1.27%	-0.17%
2021	1.45%	195,790	11.20	2,193,428	0.00%	-1.45%
2020	1.45%	234,166	11.37	2,661,949	0.21%	-1.21%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)
2024	1.45%	10,438	102.14	1,066,188	0.12%	11.44%
2023	1.45%	11,415	91.66	1,046,302	0.32%	12.34%
2022	1.45%	21,247	81.59	1,733,546	0.41%	-19.94%
2021	1.45%	24,235	101.92	2,469,824	0.00%	28.94%
2020	1.45%	27,059	79.04	2,138,767	0.02%	20.91%
Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)
2024	1.45%	5,798	23.60	136,871	0.00%	19.44%
2023	1.45%	6,966	19.76	137,673	0.00%	15.77%
2022	1.45%	7,457	17.07	127,312	0.00%	-31.37%
2021	1.45%	8,202	24.88	204,001	0.00%	8.71%
2020	1.45%	8,213	22.88	187,957	0.00%	38.85%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)
2024	1.45%	7,276	57.62	419,270	0.74%	4.98%
2023	1.45%	7,837	54.89	430,205	0.42%	15.75%
2022	1.45%	8,459	47.42	401,143	0.34%	-14.18%
2021	1.45%	8,875	55.25	490,327	0.00%	30.13%
2020	1.45%	10,714	42.46	454,932	0.07%	3.63%
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)
2024	1.45%	17,609	62.44	1,099,585	0.96%	12.00%
2023	1.45%	21,620	55.75	1,205,427	1.34%	6.71%
2022	1.45%	24,297	52.25	1,269,484	0.64%	-9.77%
2021	1.45%	59,149	57.91	3,425,047	0.85%	20.12%
2020	1.45%	57,467	48.21	2,770,374	1.09%	8.75%
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)
2024	1.45%	12,849	22.55	289,716	0.00%	22.21%
2023	1.45%	13,223	18.45	243,965	0.00%	16.44%
2022	1.45%	13,477	15.84	213,539	0.00%	-29.77%
2021	1.45%	13,998	22.56	315,774	0.00%	11.35%
2020	1.45%	14,295	20.26	289,615	0.00%	37.95%
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)
2024	1.45%	20,635	51.95	1,072,025	0.23%	24.01%
2023	1.45%	24,616	41.89	1,031,244	0.35%	25.06%
2022	1.45%	25,751	33.50	862,597	0.42%	-19.63%
2021	1.45%	31,195	41.68	1,300,270	0.38%	21.69%
2020	1.45%	34,287	34.25	1,174,407	0.60%	17.83%
Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)
2024	1.45%	195,815	14.00	2,741,840	5.82%	4.55%
2023	1.45%	175,592	13.39	2,351,687	4.78%	4.37%
2022	1.45%	166,991	12.83	2,142,850	4.93%	-6.56%
2021	1.45%	72,021	13.73	989,045	2.98%	-0.72%
2020	1.45%	58,646	13.83	811,208	2.37%	1.96%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)
2024	1.45%	4,581	53.94	247,078	0.00%	-0.06%
2023	1.45%	4,637	53.97	250,240	0.00%	1.20%
2022	1.45%	5,094	53.33	271,658	0.00%	-13.95%
2021	1.45%	5,421	61.98	335,969	0.00%	11.19%
2020	1.45%	5,050	55.74	281,470	0.00%	27.39%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)
2024	1.45%	5,256	18.69	98,230	7.23%	1.27%
2023	1.45%	5,335	18.45	98,451	4.22%	9.79%
2022	1.45%	5,992	16.81	100,715	4.51%	-8.27%
2021	1.45%	6,138	18.32	112,476	5.10%	-5.44%
2020	1.45%	6,315	19.38	122,381	7.12%	7.34%
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)
2024	1.45%	3,658	24.59	89,927	1.69%	-0.27%
2023	1.45%	3,878	24.65	95,607	3.49%	8.18%
2022	1.45%	5,108	22.79	116,394	0.32%	-25.47%
2021	1.45%	26,652	30.57	814,854	0.95%	-13.15%
2020	1.45%	25,372	35.20	893,146	1.97%	15.55%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)
2024	1.45%	3,696	24.32	89,880	2.48%	-4.25%
2023	1.45%	4,074	25.40	103,463	2.77%	-4.98%
2022	1.45%	4,380	26.73	117,064	1.61%	6.83%
2021	1.45%	4,616	25.02	115,490	0.43%	17.20%
2020	1.45%	4,849	21.35	103,518	0.93%	17.38%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)
2024	1.45%	3,862	7.61	29,389	2.39%	-4.50%
2023	1.45%	3,912	7.97	31,173	2.36%	-5.23%
2022	1.45%	5,153	8.41	43,332	1.63%	6.56%
2021	1.45%	4,481	7.89	35,354	0.29%	16.96%
2020	1.45%	4,035	6.75	27,226	0.74%	17.10%

*

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(A Wholly Owned Subsidiary of Nationwide Life Insurance Company)

2024 Statutory Financial Statements and Supplemental Schedules

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2024

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life and Annuity Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life and Annuity Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2024, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

April 8, 2025

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2024	2023
Admitted assets
Invested assets
Bonds	$39,396	$35,432
Stocks	48	49
Mortgage loans, net of allowance	9,874	9,037
Policy loans	412	301
Derivative assets	1,098	937
Cash, cash equivalents and short-term investments	2,339	1,628
Securities lending collateral assets	162	210
Other invested assets	1,404	1,338

Total invested assets	$54,733	$48,932
Accrued investment income	463	416
Deferred federal income tax assets, net	192	175
Corporate-owned life insurance	1,729	1,032
Other assets	365	316
Separate account assets	8,374	5,322

Total admitted assets	$65,856	$56,193

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$49,112	$43,559
Asset valuation reserve	778	662
Funds held under coinsurance	1,944	1,753
Current federal income taxes payable	47	214
Securities lending payable	161	210
Payable for securities	1,912	1,182
Other liabilities	253	198
Accrued transfers from separate accounts	(222)	(139)
Separate account liabilities	8,374	5,322

Total liabilities	$62,359	$52,961

Capital and surplus
Capital shares ($40 par value; authorized, issued and outstanding - 66,000 shares)	$3	$3
Special surplus funds	32	33
Additional paid-in capital	5,159	4,759
Unassigned deficit	(1,697)	(1,563)

Total capital and surplus	$3,497	$3,232

Total liabilities, capital and surplus	$65,856	$56,193

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Operations

	Year ended December 31,
(in millions)	2024	2023	2022
Revenues
Premiums and annuity considerations	$12,365	$9,571	$7,282
Net investment income	2,077	1,451	1,555
Reserve adjustment on reinsurance ceded	(138)	(150)	(158)
Other revenues	714	129	298

Total revenues	$15,018	$11,001	$8,977

Benefits and expenses
Benefits to policyholders and beneficiaries	$5,311	$2,992	$2,097
Increase in reserves for future policy benefits and claims	5,477	5,294	4,312
Net transfers to separate accounts	2,461	1,443	1,104
Commissions	1,181	1,002	825
Other expenses	644	553	498

Total benefits and expenses	$15,074	$11,284	$8,836

(Loss) income before federal income tax (benefit) expense and net realized capital losses on investments	$(56)	$(283)	$141
Federal income tax (benefit) expense	(9)	219	5

(Loss) income before net realized capital losses on investments	$(47)	$(502)	$136
Net realized capital losses on investments, net of federal income tax expense (benefit) of $1, $(3) and $8 in 2024, 2023 and 2022, respectively and excluding $(6), $(18) and $(12) of net realized capital losses transferred to the interest maintenance reserve in 2024, 2023 and 2022, respectively	(16)	(28)	(39)

Net (loss) income	$(63)	$(530)	$97

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

		Special	Additional		Capital
	Capital	surplus	paid-in	Unassigned	and
(in millions	shares	funds	capital	deficit	surplus
Balance as of December 31, 2021	$3	$—	$3,959	$(1,348)	$2,614
Cumulative effect of change in accounting principle (see Note 2)	—	—	—	13	13
Correction of errors (see Note 2)	—	—	—	6	6

Balance as of January 1, 2022	$3	$—	$3,959	$(1,329)	$2,633

Capital contributions from Nationwide Life Insurance Company	—	—	800	—	800
Net income	—	—	—	97	97
Change in asset valuation reserve	—	—	—	(139)	(139)
Change in deferred income taxes	—	—	—	1	1
Change in nonadmitted assets	—	—	—	(66)	(66)
Change in liability for reinsurance in unauthorized companies	—	—	—	(86)	(86)
Change in net unrealized capital gains and losses, net of tax expense of $9	—	—	—	38	38
Other, net	—	—	—	(35)	(35)

Balance as of December 31, 2022	$3	$—	$4,759	$(1,519)	$3,243

Net loss	—	—	—	(530)	(530)
Change in asset valuation reserve	—	—	—	(97)	(97)
Change in deferred income taxes	—	—	—	195	195
Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	—	33	—	(196)	(163)
Change in liability for reinsurance in unauthorized companies	—	—	—	86	86
Change in net unrealized capital gains and losses, net of tax benefit of $9	—	—	—	(3)	(3)
Other, net[1]	—	—	—	501	501

Balance as of December 31, 2023	$3	$33	$4,759	$(1,563)	$3,232

Capital contributions from Nationwide Life Insurance Company	—	—	400	—	400
Net loss	—	—	—	(63)	(63)
Change in asset valuation reserve	—	—	—	(116)	(116)
Change in deferred income taxes	—	—	—	19	19
Change in nonadmitted assets	—	—	—	40	40
Change in net unrealized capital gains and losses, net of tax expense of $5	—	—	—	16	16
Other, net	—	(1)	—	(30)	(31)

Balance as of December 31, 2024	$3	$32	$5,159	$(1,697)	$3,497

1

Includes the net impact on surplus related to the October 1, 2023 recapture of the intercompany life insurance reinsurance agreements with Olentangy Reinsurance, LLC and the implementation of the October 1, 2023 intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC as discussed in Note 10.

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Cash Flow

	Year ended December 31,
(in millions)	2024	2023	2022
Cash flows from operating activities:
Premiums collected, net of reinsurance	$11,521	$9,627	$7,291
Net investment income	2,032	1,385	1,526
Other revenue	902	1,579	299
Policy benefits and claims paid	(5,386)	(3,142)	(2,228)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,850)	(1,548)	(1,307)
Net transfers to separate accounts	(1,176)	(1,498)	(1,052)
Policyholders’ dividends paid	(1)	—	(1)
Federal income taxes paid	(158)	(30)	(81)

Net cash provided by operating activities	$5,884	$6,373	$4,447

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$3,135	$1,198	$1,461
Stocks	—	11	8
Mortgage loans	746	705	616
Other invested assets and other	1,029	546	64

Total Investment proceeds	$4,910	$2,460	$2,149
Cost of investments acquired:
Bonds	$(7,757)	$(5,195)	$(4,645)
Stocks	—	(1)	(7)
Mortgage loans	(1,570)	(1,455)	(1,596)
Derivative assets	(59)	(250)	(45)
Other invested assets and other	(265)	(383)	(1,431)

Total investments acquired	$(9,651)	$(7,284)	$(7,724)
Net increase in policy loans	(111)	(85)	(48)

Net cash used in investing activities	$(4,852)	$(4,909)	$(5,623)

Cash flows from financing activities and miscellaneous sources:
Capital contributions from Nationwide Life Insurance Company	$400	$—	$800
Net change in short-term debt	—	—	(80)
Net change in deposits on deposit-type contract funds and other insurance liabilities	—	(11)	158
Purchase of corporate-owned life insurance	(650)	(500)	(500)
Other cash used	(71)	(581)	(229)

Net cash (used in) provided by financing activities and miscellaneous sources	$(321)	$(1,092)	$149

Net increase (decrease) in cash, cash equivalents and short-term investments	$711	$372	$(1,027)
Cash, cash equivalents and short-term investments at beginning of year	1,628	1,256	2,283

Cash, cash equivalents and short-term investments at end of year	$2,339	$1,628	$1,256

Supplemental disclosure of non-cash activities:
Assets transferred in connection with pension risk transfer transactions	$1,369	$—	$—
Exchange of bond investments	$247	$373	$367

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life and Annuity Insurance Company (“NLAIC” or “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLAIC’s common stock are owned by Nationwide Life Insurance Company (“NLIC”), an Ohio domiciled stock life insurance company. All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is licensed in 49 states and the District of Columbia. The Company primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including pension risk transfer (“PRT”) contracts, life insurance and corporate-owned life insurance (“COLI”) on a non-participating basis. The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, independent marketing organizations and life insurance specialists. Affiliates that market products directly to a customer base include the agency distribution force of the Company’s ultimate majority parent company, NMIC. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

The Company’s wholly-owned, nonadmitted subsidiary, Olentangy Reinsurance, LLC (“Olentangy”), is a dormant Vermont domiciled special purpose financial insurance company.

The Company’s wholly-owned, nonadmitted subsidiary, Nationwide SBL, LLC (“NWSBL”), is an Ohio limited liability company and offers a securities-backed consumer lending product. A revolving line of credit allows clients to borrow against their taxable investment portfolio to address their financing needs.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2024 and 2023, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

The Company has elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Prior to October 1, 2023, Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. (“UHRL”) on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to the Company’s recapture of the reinsurance agreements.

If the prescribed or permitted practices were not applied, the Company’s risk-based capital (“RBC”) would continue to be above regulatory action levels. A reconciliation of the Company’s net (loss) income between the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) and prescribed practice is shown below:

		State of		December 31,
(in millions)	SSAP #	Domicile	2024	2023	2022
Net (Loss) Income
Statutory Net (Loss) Income		OH	$(63)	$(530)	$97
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	189	201	(17)
Reserves for indexed annuities	51	OH	(359)	(161)	707
Tax impact	101	OH	36	(8)	(145)

NAIC SAP			$(197)	$(498)	$642

A reconciliation of the Company’s capital and surplus between the NAIC SAP and prescribed practice is shown below:

		State of	As of December 31,
(in millions)	SSAP #	Domicile	2024	2023
Capital and Surplus
Statutory Capital and Surplus		OH	$3,497	$3,232
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	898	364
Reserves for indexed annuities	51	OH	(610)	(251)
Tax impact	101	OH	(60)	(24)

NAIC SAP			$3,725	$3,321

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

•	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

•

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

•

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

•

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

•	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

•	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

•	costs related to successful policy acquisitions are charged to operations in the year incurred;

•	negative cash balances are reported as negative assets;

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

•	certain income and expense items are charged or credited directly to capital and surplus;

•	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

•	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

•	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

•	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

•	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

•	Certain assets and liabilities are reported net of ceded reinsurance balances; and

•	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

•	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

•	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

•	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

•	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

•

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

•

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

•

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

•	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

•	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

•	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

•

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

•	interest earned on derivatives is charged to net investment income; and

•	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Federal Income Taxes

•

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

•	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

•

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 3.5% and 4.0% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual.

The Company calculated its reserves for variable annuities using a stochastic reserve, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

The aggregate reserves for individual accident and health policies consist of disabled life reserves and unearned premium reserves. The disabled life reserves are calculated using the 1952 Accidental Death Benefits table at 3.0% interest. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of unearned premium reserves and claim reserves. The claim reserves are comprised of amounts to be paid on incurred but unreported claims plus benefits payable on disabled life claims. Disabled life claims for group long-term disability policies are based on the 1987 Commissioner’s Group Disability table, primarily discounted at 3.5%, 4.0% and 4.5% interest. Future policy benefits on other group health policies are not discounted.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized to determine the fair value of bonds and stocks for which market quotations, quotations on comparable securities or models are used. These are compared to pricing from additional sources when available. Pricing may also be received directly from third-party managers who utilize various methodologies, primarily discounted cash flow models using market-based interest rates and spreads, adjusted for borrower-specific factors. For these bonds and stocks, the Company obtains the pricing services’ and managers’ methodologies and classifies the investments accordingly in the fair value hierarchy.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less an allowance for credit losses. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by first-priority liens on real estate, partnership equity interests and common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require an allowance for credit losses when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires an allowance for credit losses, a provision for losses is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Allowance for credit losses charges are recorded in net unrealized capital gains and losses. In the event an allowance for credit losses charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded allowance for credit losses is reversed.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of an allowance for credit losses, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current, and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments primarily consist of outstanding unsecured promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Securities lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

Other invested assets. Other invested assets consist primarily of alternative investments in hedge funds, private equity funds, private debt funds, tax credit funds, real estate funds and partnerships, limited liability companies and joint ventures. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, total return swaps, futures and options.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income in the statutory statements of operations and cash flow. Cash flows associated with the acquisition, maturity, and termination of derivative instruments are recorded as investing activities in derivative assets in the statutory statements of cash flow.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Corporate-Owned Life Insurance

The following table summarizes COLI, which is held at cash surrender value, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Corporate-owned life insurance:
Variable life insurance[1]	$1,729	$1,032

Total corporate-owned life insurance	$1,729	$1,032

1

The investments underlying the variable life insurance policies are 63% cash and short-term investments, 15% bonds and 22% other invested assets as of December 31, 2024. The investments underlying the variable life insurance policies are 64% cash and short-term investments, 17% real estate, 14% bonds and 5% other invested assets as of December 31, 2023.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

•

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

•	the bond must never have been classified as a default security;

•

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

•	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified to an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to Recently Adopted Accounting Standards for additional discussion of IMR.

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is recognized directly in surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Accounting Changes and Corrections of Errors

During 2022, the Company modified its approach used to schedule the reversals of its deferred tax asset for policyholder reserves under Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes (“SSAP 101”). Effective January 1, 2022, the Company updated its methodology to include additional data and analysis of reversal patterns driven by policy counts and lapses to calculate the reversal of the deferred tax asset for policyholder reserves. The impact of the change increased the Company’s net admitted deferred tax asset $14 million and $13 million as of December 31, 2022 and January 1, 2022, respectively, with a commensurate increase in capital and surplus. There was no impact on net income.

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLIC that resulted in an overstatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as an increase to total surplus of $45 million, an increase to total assets of $44 million and a decrease to total liabilities of $1 million as of January 1, 2022.

During 2022, the Company identified and corrected an error in applying the accounting treatment for dynamically hedged derivative instruments under OAC 3901-1-67 at adoption, as discussed above. In accordance with SSAP No. 3, the total prior period correction was recorded as a decrease to total surplus and an increase to total liabilities of $39 million as of January 1, 2022.

Recently Adopted Accounting Standards

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that addresses accounting and reporting questions about a recent life reinsurer liquidation. On July 18, 2023, Scottish Re U.S. (“SRUS”) was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware, resulting in termination of the reinsurance agreements between the Company and SRUS on September 30, 2023, and recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, related to SRUS reinsurance recoverables. During 2024, the Company received a final payment from the assets previously held in a trust by SRUS that secured annuity reinsurance recoverables of $38 million in full satisfaction of the outstanding annuity reinsurance recoverables from SRUS.

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level RBC greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. The admitted disallowed IMR in the separate accounts was immaterial as of December 31, 2024. There was no admitted disallowed IMR in the separate accounts as of December 31, 2023. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2024 and 2023, the Company has $32 million and $33 million, respectively, of admitted disallowed IMR in capital and surplus in the general account.

Subsequent Events

The Company evaluated subsequent events through April 8, 2025, the date the statutory financial statements were issued.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

		Separate
	General	account non-		% of
(in millions)	account[1]	guaranteed	Total	Total
December 31, 2024
Subject to discretionary withdrawal:
With market value adjustment	$31,657	$—	$31,657	90%
At book value less current surrender charge of 5% or more	924	—	924	3%
At fair value	—	273	273	1%

Total with market value adjustment or at fair value	$32,581	$273	$32,854	94%
At book value without adjustment (minimal or no charge or adjustment)	2,243	—	2,243	6%
Not subject to discretionary withdrawal	34	—	34	0%

Total, gross	$34,858	$273	$35,131	100%
Less: Reinsurance ceded	(2,327)	—	(2,327)

Total, net	$32,531	$273	$32,804

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$174	$—	$174

December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$28,460	$—	$28,460	89%
At book value less current surrender charge of 5% or more	939	—	939	3%
At fair value	6	264	270	1%

Total with market value adjustment or at fair value	$29,405	$264	$29,669	93%
At book value without adjustment (minimal or no charge or adjustment)	2,073	—	2,073	7%
Not subject to discretionary withdrawal	23	—	23	0%

Total, gross	$31,501	$264	$31,765	100%
Less: Reinsurance ceded	(1,855)	—	(1,855)

Total, net	$29,646	$264	$29,910

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$170	$—	$170

1	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of group annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
At fair value	$—	$—	$59	$59	1%

Total with market value adjustment or at fair value	$—	$—	$59	$59	1%
At book value without adjustment (minimal or no charge or adjustment)	9	—	—	9	0%
Not subject to discretionary withdrawal	764	4,988	—	5,752	99%

Total, gross	$773	$4,988	$59	$5,820	100%

Total, net	$773	$4,988	$59	$5,820

December 31, 2023
Subject to discretionary withdrawal:
At fair value	$—	$—	$57	$57	2%

Total with market value adjustment or at fair value	$—	$—	$57	$57	2%
At book value without adjustment (minimal or no charge or adjustment)	10	—	—	10	0%
Not subject to discretionary withdrawal	507	2,651	—	3,158	98%

Total, gross	$517	$2,651	$57	$3,225	100%

Total, net	$517	$2,651	$57	$3,225

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
At fair value	$6	$6	1%

Total with market value adjustment or at fair value	$6	$6	1%
At book value without adjustment (minimal or no charge or adjustment)	34	34	6%
Not subject to discretionary withdrawal	565	565	93%

Total, gross	$605	$605	100%

Total, net	$605	$605

December 31, 2023
Subject to discretionary withdrawal:
At fair value	$—	$—	0%

Total with market value adjustment or at fair value	$—	$—	0%
At book value without adjustment (minimal or no charge or adjustment)	33	33	5%
Not subject to discretionary withdrawal	571	571	95%

Total, gross	$604	$604	100%

Total, net	$604	$604

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$33,296	$30,154
Supplemental contracts with life contingencies, net	8	9
Deposit-type contracts	605	604

Subtotal	$33,909	$30,767
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$5,320	$2,972

Subtotal	$5,320	$2,972

Total annuity actuarial reserves and deposit fund liabilities, net	$39,229	$33,739

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of life insurance actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2024
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	$17	$18	$—	$—	$—
Universal life	338	334	359	—	—	—
Universal life with secondary guarantees	2,899	2,656	8,253	—	—	—
Indexed universal life with secondary guarantees	7,596	6,262	6,801	—	—	—
Other permanent cash value life insurance	—	212	318	—	—	—
Variable life	333	309	645	2,860	2,654	2,654

Subtotal	$11,166	$9,790	$16,394	$2,860	$2,654	$2,654
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	—	—	1,332	—	—	—
Disability - active lives	—	—	74	—	—	—
Disability - disabled lives	—	—	62	—	—	—
Miscellaneous reserves	—	—	217	—	—	—

Total, gross	$11,166	$9,790	$18,079	$2,860	$2,654	$2,654
Less: Reinsurance ceded	(386)	(352)	(2,924)	—	—	—

Total, net	$10,780	$9,438	$15,155	$2,860	$2,654	$2,654

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2023
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	$17	$18	$—	$—	$—
Universal life	340	336	361	—	—	—
Universal life with secondary guarantees	2,727	2,359	7,293	—	—	—
Indexed universal life with secondary guarantees	6,219	4,949	5,522	—	—	—
Other permanent cash value life insurance	—	196	298	—	—	—
Variable life	281	257	546	2,328	2,158	2,158

Subtotal	$9,567	$8,114	$14,038	$2,328	$2,158	$2,158
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	—	—	1,311	—	—	—
Disability - active lives	—	—	66	—	—	—
Disability - disabled lives	—	—	51	—	—	—
Miscellaneous reserves	—	—	228	—	—	—

Total, gross	$9,567	$8,114	$15,694	$2,328	$2,158	$2,158
Less: Reinsurance ceded	(412)	(366)	(2,928)	—	—	—

Total, net	$9,155	$7,748	$12,766	$2,328	$2,158	$2,158

The following table is a reconciliation of life insurance actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Life, accident and health annual statement:
Life insurance, net	$14,893	$12,512
Disability - active lives, net	73	65
Disability - disabled lives, net	61	50
Miscellaneous reserves, net	128	139

Subtotal	$15,155	$12,766
Separate accounts annual statement:
Life insurance	$2,654	$2,158

Subtotal	$2,654	$2,158

Total life insurance actuarial reserves, net	$17,809	$14,924

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2024		December 31, 2023
(in millions)	Legally insulated assets	Separate account assets (not legally insulated)	Legally insulated assets	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$332	$—	$320	$—
Life insurance	2,861	—	2,329	—
Pension risk transfer group annuities	5,181	—	2,673	—

Total	$8,374	$—	$5,322	$—

Amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account have been immaterial for the last 5 years.

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2024
Premiums, considerations or deposits	$2,484	$375	$2,859

Reserves
For accounts with assets at:
Fair value	$—	$2,986	$2,986
Amortized cost	4,988	—	4,988

Total reserves[1]	$4,988	$2,986	$7,974

By withdrawal characteristics:
At fair value	$—	$2,986	$2,986

Subtotal	$—	$2,986	$2,986
Not subject to discretionary withdrawal	4,988	—	4,988

Total reserves[1]	$4,988	$2,986	$7,974

1

The total reserves balance does not equal the liabilities related to separate accounts of $8.4 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $400 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$1,401	$271	$1,672

Reserves
For accounts with assets at:
Fair value	$—	$2,479	$2,479
Amortized cost	2,651	—	2,651

Total reserves[1]	$2,651	$2,479	$5,130

By withdrawal characteristics:
At fair value	$—	$2,479	$2,479

Subtotal	$—	$2,479	$2,479
Not subject to discretionary withdrawal	2,651	—	2,651

Total reserves[1]	$2,651	$2,479	$5,130

1

The total reserves balance does not equal the liabilities related to separate accounts of $5.3 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $192 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

The following table is a reconciliation of net transfers to separate accounts, as of the dates indicated:

	December 31,
(in millions)	2024	2023	2022
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$2,859	$1,671	$1,217
Transfers from separate accounts	(405)	(237)	(121)

Net transfers to separate accounts	$2,454	$1,434	$1,096
Reconciling adjustments:
Exchange accounts offsetting in the general account	7	9	8

Net transfers as reported in the statutory statements of operations	$2,461	$1,443	$1,104

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2024
Bonds:
U.S. Government	$1	$—	$—	$1
States, territories and possessions	612	2	54	560
Political subdivisions	204	—	26	178
Special revenues	1,809	6	183	1,632
Industrial and miscellaneous	31,904	136	2,582	29,458
Loan-backed and structured securities	4,866	22	91	4,797

Total bonds	$39,396	$166	$2,936	$36,626

Common stocks unaffiliated	45	—	—	45
Preferred stocks unaffiliated	3	—	—	3

Total unaffiliated stocks	$48	$—	$—	$48

Total bonds and unaffiliated stocks	$39,444	$166	$2,936	$36,674

December 31, 2023
Bonds:
U.S. Government	$36	$1	$—	$37
States, territories and possessions	469	5	38	436
Political subdivisions	215	1	24	192
Special revenues	1,736	16	145	1,607
Industrial and miscellaneous	28,721	194	2,245	26,670
Loan-backed and structured securities	4,255	17	123	4,149

Total bonds	$35,432	$234	$2,575	$33,091

Common stocks unaffiliated	45	—	—	45
Preferred stocks unaffiliated	4	—	—	4

Total unaffiliated stocks	$49	$—	$—	$49

Total bonds and unaffiliated stocks	$35,481	$234	$2,575	$33,140

The carrying value of bonds on deposit with various states as required by law was immaterial as of December 31, 2024 and 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2024. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$1,199	$1,193
Due after one year through five years	11,592	11,272
Due after five years through ten years	8,622	8,089
Due after ten years	13,117	11,275

Total bonds excluding loan-backed and structured securities	$34,530	$31,829
Loan-backed and structured securities	4,866	4,797

Total bonds	$39,396	$36,626

The following table summarizes the fair value and unrealized losses on bonds (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2024
Bonds:
U.S. Government	$—	$—	$1	$—	$1	$—
States, territories and possessions	151	5	281	49	432	54
Political subdivisions	15	1	147	25	162	26
Special revenues	242	7	1,159	175	1,401	182
Industrial and miscellaneous	5,006	146	18,747	2,613	23,753	2,759
Loan-backed and structured securities	313	2	1,185	90	1,498	92

Total bonds	$5,727	$161	$21,520	$2,952	$27,247	$3,113

December 31, 2023
Bonds:
U.S. Government	$—	$—	$1	$—	$1	$—
States, territories and possessions	5	—	305	38	310	38
Political subdivisions	11	—	153	24	164	24
Special revenues	37	—	1,238	145	1,275	145
Industrial and miscellaneous	760	39	21,011	2,297	21,771	2,336
Loan-backed and structured securities	261	2	2,044	122	2,305	124

Total bonds	$1,074	$41	$24,752	$2,626	$25,826	$2,667

As of December 31, 2024, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

As of December 31, 2024, the Company had the intent to sell an immaterial balance of loan-backed and structured securities identified as having an other-than-temporary impairment. There were no loan-backed and structured securities with an other-than-temporary impairment that were intended to be sold as of December 31, 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Mortgage Loans, Net of Allowance

As of December 31, 2024 and 2023 the Company had no mortgage loans with an allowance for credit losses. For the year ended December 31, 2022, changes in the allowance for credit losses were immaterial and due to current period provisions.

Effective January 1, 2023, the Company changed its method for reserving for mortgage loans by removing the need for a non-specific reserve. In the Company’s judgement, the change in reserving approach appropriately reflects the credit risk inherent for mortgage loans held. The impact of the change was recorded as a reversal of the non-specific reserves, resulting in an increase to unassigned surplus of $6 million and recorded through ‘Other, net’ activity within the statutory statements of changes in capital and surplus. There was no impact on net income.

As of December 31, 2024 and 2023, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2024
Apartment	$3,834	$56	$3,890	$3,871	$19	$3,890
Industrial	2,630	80	2,710	2,710	—	2,710
Office	930	155	1,085	1,084	1	1,085
Retail	1,772	32	1,804	1,804	—	1,804
Other	299	40	339	339	—	339

Total[1]	$9,465	$363	$9,828	$9,808	$20	$9,828

Weighted average DSC ratio	2.21	1.54	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	61%	70%	61%

December 31, 2023
Apartment	$3,684	$15	$3,699	$3,659	$40	$3,699
Industrial	2,108	—	2,108	2,108	—	2,108
Office	1,023	79	1,102	1,102	—	1,102
Retail	1,724	12	1,736	1,736	—	1,736
Other	286	27	313	313	—	313

Total[1]	$8,825	$133	$8,958	$8,918	$40	$8,958

Weighted average DSC ratio	2.20	1.34	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	59%	73%	59%

1	Excludes $46 million and $79 million of commercial mortgage loans that were under development as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, the Company has a diversified mortgage loan portfolio with no more than 24.0% in a geographic region in the U.S., no more than 40.0% and 42.0% in a property type, respectively, and no more than 1.0% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2024 and 2023 were 6.5% and 5.1% and 12.0% and 4.8%, respectively. As of December 31, 2024 and 2023, the maximum LTV ratio of any one loan at the time of loan origination was 89.0% and 78.0%, respectively. As of December 31, 2024 and 2023, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or amounts advanced and not included in the mortgage loan portfolio.

Securities Lending

The fair value of loaned securities was $210 million and $246 million as of December 31, 2024 and 2023, respectively. The Company held $161 million and $210 million of cash collateral on securities lending as of December 31, 2024 and 2023, respectively. The carrying value and fair value of reinvested collateral assets was $162 million and $210 million and had a contractual maturity of under 30 days as of December 31, 2024 and 2023, respectively. The fair value of bonds acquired with reinvested collateral assets was $165 million and $215 million as of December 31, 2024 and 2023, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $54 million and $42 million in non-cash collateral on securities lending as of December 31, 2024 and 2023, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2024	2023	2022
Bonds	$1,695	$1,397	$1,122
Mortgage loans	399	345	310
Policy loans	9	13	8
Derivative instruments[1]	(55)	(356)	88
Other	88	102	68

Gross investment income	$2,136	$1,501	$1,596
Investment expenses	(59)	(50)	(41)

Net investment income	$2,077	$1,451	$1,555

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2024 and 2023 was immaterial. Investment income due and accrued as of December 31, 2024 and 2023 that was admitted was $463 million and $416 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in millions)	2024	2023	2022
Gross gains on sales	$21	$7	$6
Gross losses on sales	(23)	(25)	(39)

Net realized capital losses on sales	$(2)	$(18)	$(33)
Other-than-temporary impairments	(19)	(31)	(10)

Total net realized capital losses	$(21)	$(49)	$(43)
Tax (expense) benefit on net losses	(1)	3	(8)

Net realized capital losses, net of tax	$(22)	$(46)	$(51)
Less: Net realized losses transferred to the IMR	(6)	(18)	(12)

Net realized capital losses, net of tax and transfers to the IMR	$(16)	$(28)	$(39)

For the year ended December 31, 2024, the gross realized gains and gross realized losses on sales of bonds were $7 million and $22 million, respectively. For the year ended December 31, 2023, gross realized gains and gross realized losses on sales of bonds were $5 million and $24 million, respectively. For the year ended December 31, 2022, gross realized gains and gross realized losses on sales of bonds were $2 million and $26 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2024, 2023 and 2022.

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $482 million and $501 million as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were $37 million and $10 million of outstanding commitments to fund mortgage loans, respectively. As of December 31, 2024 and 2023, there was $320 million and $151 million of outstanding commitments to purchase bonds, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Equity Market Risk Management. The Company has a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures and options.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2024 and 2023, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net carrying value	Fair value asset	Fair value liability	Average fair value
December 31, 2024
Cross currency swaps	$2,497	$189	$212	$(9)	$1
Options	52,961	903	1,825	—	—
Total return swaps	470	—	—	—	—
Futures	218	—	—	—	—

Total derivatives[1]	$56,146	$1,092	$2,037	$(9)	$1

December 31, 2023
Cross currency swaps	$1,871	$87	$136	$(15)	$1
Options	46,984	833	1,196	—	—
Total return swaps	192	—	—	—	—
Futures	252	—	—	—	—

Total derivatives[1]	$49,299	$920	$1,332	$(15)	$1

1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2024 and 2023.

The Company received $1.9 billion and $1.1 billion of cash collateral and held $225 million and $296 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2024 and 2023, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2024 and 2023. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $9 million and $10 million as of December 31, 2024 and 2023, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $7 million and $10 million as of December 31, 2024 and 2023, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Unrealized gains (losses) recorded in capital and surplus
	December 31,
(in millions)	2024	2023	2022
Cross-currency swaps	$101	$(52)	$131

Total	$101	$(52)	$131

There were no realized gains or losses recorded in operations for the years ended December 31, 2024, 2023 and 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2024:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$—	$5	$—	$5
Preferred stocks unaffiliated	—	—	3	3
Common stocks unaffiliated	—	45	—	45
Separate account assets	3,193	—	—	3,193

Assets at fair value	$3,193	$50	$3	$3,246

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2024:

(in millions)	Preferred stocks unaffiliated
Balance as of December 31, 2023	$4
Net gains (losses):
In surplus	(1)

Balance as of December 31, 2024	$3

The following table summarizes assets and liabilities held at fair value as of December 31, 2023:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$—	$3	$—	$3
Preferred stocks unaffiliated	—	—	4	4
Common stocks unaffiliated	—	45	—	45
Separate account assets	2,650	—	—	2,650

Assets at fair value	$2,650	$48	$4	$2,702

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2023:

(in millions)	Preferred stocks unaffiliated
Balance as of December 31, 2022	$3
Net gains (losses):
In surplus	1
Purchases	1
Sales	(1)

Balance as of December 31, 2023	$4

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2024
Assets
Bonds	$1	$28,704	$7,916	$36,621	$39,391
Mortgage loans, net of allowance	—	—	8,653	8,653	9,874
Policy loans	—	—	412	412	412
Derivative assets	—	212	1,825	2,037	1,098
Cash, cash equivalents and short-term investments	(5)	2,344	—	2,339	2,339
Securities lending collateral assets	162	—	—	162	162
Separate account assets	580	2,815	1,603	4,998	5,181

Total assets	$738	$34,075	$20,409	$55,222	$58,457

Liabilities
Investment contracts	$—	$—	$504	$504	$556
Derivative liabilities	—	9	—	9	6

Total liabilities	$—	$9	$504	$513	$562

December 31, 2023
Assets
Bonds	$37	$26,817	$6,234	$33,088	$35,429
Mortgage loans, net of allowance	—	—	7,904	7,904	9,037
Policy loans	—	—	301	301	301
Derivative assets	—	136	1,196	1,332	937
Cash, cash equivalents and short-term investments	5	1,623	—	1,628	1,628
Securities lending collateral assets	210	—	—	210	210
Separate account assets	80	1,606	986	2,672	2,672

Total assets	$332	$30,182	$16,621	$47,135	$50,214

Liabilities
Investment contracts	$—	$—	$560	$560	$556
Derivative liabilities	—	15	—	15	17

Total liabilities	$—	$15	$560	$575	$573

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2024
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$578	$14	$592
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	$578	$14	$592
Less: Deferred tax assets nonadmitted	327	—	327

Net admitted deferred tax assets	$251	$14	$265
Less: Deferred tax liabilities	46	27	73

Net admitted deferred tax assets	$205	$(13)	$192

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$544	$15	$559
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	$544	$15	$559
Less: Deferred tax assets nonadmitted	330	—	330

Net admitted deferred tax assets	$214	$15	$229
Less: Deferred tax liabilities	38	16	54

Net admitted deferred tax assets	$176	$(1)	$175

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2024	2023	Change
Adjusted gross deferred tax assets	$592	$559	$33
Total deferred tax liabilities	(73)	(54)	(19)

Net deferred tax assets	$519	$505	$14
Less: Tax effect of unrealized gains and losses			(5)

Change in deferred income tax			$19

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2024
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized[1]	184	8	192
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	67	6	73

Admitted deferred tax assets	$251	$14	$265

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$—	$2	$2
Adjusted gross deferred tax assets expected to be realized[1]	168	5	173
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	46	8	54

Admitted deferred tax assets	$214	$15	$229

1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2024 and 2023, the threshold limitation for adjusted capital and surplus was $496 million and $459 million, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $3.3 billion and $3.1 billion as of December 31, 2024 and 2023, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 640% and 654% as of December 31, 2024 and 2023, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2024
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	5.30%	0.00%	5.30%
Net admitted adjusted gross deferred tax assets	11.83%	0.00%	11.83%

	December 31, 2023
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	0.00%	0.00%	0.00%

The Company’s tax planning strategies did not include the use of reinsurance for the years ended December 31, 2024 and 2023.

There were no temporary differences for which deferred tax liabilities were not recognized for the years ended December 31, 2024 and 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2024	2023	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$178	$206	$(28)
Investments	43	43	—
Deferred acquisition costs	296	268	28
Tax credit carry-forward	32	—	32
Other	29	27	2

Subtotal	$578	$544	$34

Nonadmitted	(327)	(330)	3

Admitted ordinary deferred tax assets	$251	$214	$37

Capital:
Investments	14	15	(1)

Subtotal	$14	$15	$(1)

Admitted capital deferred tax assets	$14	$15	$(1)

Admitted deferred tax assets	$265	$229	$36

Deferred tax liabilities
Ordinary:
Investments	$(16)	$(13)	$(3)
Future policy benefits and claims	(13)	(13)	—
Other	(17)	(12)	(5)

Subtotal	$(46)	$(38)	$(8)

Capital:
Investments	(27)	(16)	(11)

Subtotal	$(27)	$(16)	$(11)

Deferred tax liabilities	$(73)	$(54)	$(19)

Net deferred tax assets	$192	$175	$17

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2024 and 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to (loss) income before tax as follows, for the years ended:

	December 31,
(in millions)	2024	2023	2022
Current income tax (benefit) expense	$(8)	$216	$13
Change in deferred income tax (without tax on unrealized gains and losses)	(19)	(195)	(1)

Total income tax (benefit) expense reported	$(27)	$21	$12

(Loss) income before income and capital gains taxes	$(71)	$(314)	$110
Federal statutory tax rate	21%	21%	21%

Expected income tax (benefit) expense at statutory tax rate	$(15)	$(66)	$23
(Decrease) increase in actual tax reported resulting from:
Initial ceding commission and expense allowance	(6)	104	(7)
Other	(6)	(17)	(4)

Total income tax (benefit) expense reported	$(27)	$21	$12

The Company incurred an immaterial amount in federal income tax expense in 2023, which is available for recoupment in the event of future net losses.

The following table summarizes the tax credit carryforwards available as of December 31, 2024:

(in millions)	Amount	Origination	Expiration
Corporate alternative minimum tax credits	$31	2024	N/A

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company	Nationwide Financial General Agency, Inc.
Allied Insurance Company of America	Nationwide Financial Services, Inc.
Allied Property & Casualty Insurance Company	Nationwide General Insurance Company
Allied Texas Agency, Inc.	Nationwide Indemnity Company
AMCO Insurance Company	Nationwide Insurance Company of America
American Marine Underwriters	Nationwide Insurance Company of Florida
Crestbrook Insurance Company	Nationwide Investment Services Corporation
Depositors Insurance Company	Nationwide Life and Annuity Insurance Company
DVM Insurance Agency, Inc.	Nationwide Life Insurance Company
Eagle Captive Reinsurance, LLC	Nationwide Lloyds
Freedom Specialty Insurance Company	Nationwide Property & Casualty Insurance Company
Harleysville Insurance Company of New York	Nationwide Retirement Solutions, Inc.
Harleysville Insurance Company	Nationwide Sales Solutions, Inc.
Harleysville Insurance Company of New Jersey	Nationwide Trust Company, FSB
Harleysville Lake States Insurance Company	NBS Insurance Agency, Inc.
Harleysville Preferred Insurance Company	NFS Distributors, Inc.
Harleysville Worcester Insurance Company	Registered Investment Advisors Services, Inc.
Jefferson National Life Insurance Company	Retention Alternatives, Ltd.
Jefferson National Life Insurance Company of New York	Retention Alternatives Ltd. In Respect of Cell No. 1
Lone Star General Agency, Inc.	Segregated Account
National Casualty Company	Scottsdale Indemnity Company
Nationwide Advantage Mortgage Company	Scottsdale Insurance Company
Nationwide Affinity Insurance Company of America	Scottsdale Surplus Lines Insurance Company
Nationwide Agent Risk Purchasing Group, Inc.	Titan Insurance Company
Nationwide Agribusiness Insurance Company	Titan Insurance Services, Inc.
Nationwide Assurance Company	Veterinary Pet Insurance Company
Nationwide Cash Management Company	Victoria Fire & Casualty Company
Nationwide Corporation	Victoria Select Insurance Company
Nationwide Financial Assignment Company	VPI Services, Inc.

The method of allocation of regular tax among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return. Effective January 1, 2023, the Company revised its tax sharing agreement to address corporate alternative minimum tax (“CAMT”). If the consolidated federal income tax return group is an Applicable Corporation and has a CAMT liability, all members of the group will be treated as Applicable Corporations subject to CAMT. CAMT is paid by affiliates based on the ratio of the subsidiary’s CAMT liability to the total CAMT liabilities of all subsidiaries.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2024 and 2023.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal CAMT, effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an Applicable Corporation. A corporation is an Applicable Corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion. The $1 billion threshold is determined on a controlled-group basis by aggregating the AFSI of all entities treated as a single employer under tax law. The controlled-group’s AFS is generally treated as the AFS for all separate entities in the controlled-group. Except under limited circumstances, once a corporation is an Applicable Corporation, it is an Applicable Corporation in all future years.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

An applicable corporation is not automatically subject to a CAMT liability. An Applicable Corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds its regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT. For financial statement reporting, in the event an Applicable Corporation is subject to CAMT there will be no impact to total tax as any CAMT paid will be offset by the establishment of a deferred tax asset for the credit carryover.

The Company comprises a controlled-group of entities and has determined that it will be an Applicable Corporation in 2024. In making such determination, the Company has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. While the U.S. Treasury Department issued proposed regulations on September 12, 2024, there remain many open questions and significant portions of the guidance will not be effective until the regulations are issued in final form. However, the proposed regulations, including the portions not effective until finalized, will not materially impact the Company’s financial statements.

The Company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

For the years ended December 31, 2024 and 2023, the Act did not impact the Company’s total tax.

(9)	FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 40% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2024 and 2023, none of which is eligible for redemption. As part of the agreement, the Company purchased and held an additional $25 million in activity stock and an immaterial amount in excess stock as of December 31, 2024 and 2023, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $553 million as of December 31, 2024 and 2023, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. Borrowings are not subject to prepayment penalties under these agreements. The maximum amounts of aggregate advances from the FHLB were $554 million and $553 million for the years ended December 31, 2024 and 2023, respectively.

The Company has agreements with the FHLB to provide short-term financing for operations. These agreements, which were renewed in June 2024 and expire June 2025, allow the Company access to borrow up to $1.1 billion. As of December 31, 2024 and 2023, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $2.4 billion (3.7% of total admitted assets) and fair value of $2.2 billion (3.4% of total admitted assets) as of December 31, 2024 and carrying value of $1.8 billion (3.1% of total admitted assets) and fair value of $1.6 billion (2.9% of total admitted assets) as of December 31, 2023 were pledged as collateral under FHLB agreements, as a condition for withdrawal, and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus. The maximum amount of collateral pledged to the FHLB had a carrying value of $2.4 billion and fair value of $2.3 billion for the year ended December 31, 2024, and a carrying value of $1.8 billion and fair value of $1.5 billion for the year ended December 31, 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(10)	Reinsurance

Prior to the October 1, 2023 recapture, the Company had an intercompany reinsurance agreement with Olentangy whereby the Company ceded a block of certain universal life and term life insurance policies on an indemnity coinsurance basis with funds withheld and a block of certain term life insurance policies on a yearly renewable term basis. These policies were ceded to a reinsurance pool that included Olentangy and UHRL, a Bermuda captive (collectively, “Reinsurance Pool”). The Reinsurance Pool members had joint and several liability under the reinsurance agreement until June 30, 2028 when UHRL would exit the Reinsurance Pool and Olentangy would become solely liable. The Company had recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which was being amortized into operations in future periods as earnings emerge from the business reinsured. Upon recapture, the remaining unamortized balance of $142 million was fully amortized into operations. Amounts ceded to Olentangy under the reinsurance agreement prior to recapture during 2023 and 2022 included premiums of $44 million and $65 million, respectively, benefits and claims of $51 million and $82 million, respectively, and net investment earnings on funds withheld assets of $38 million and $50 million, respectively. The recapture settlement included payment from Olentangy of $1.2 billion, equal to the funds withheld balance as of October 1, 2023 in accordance with the reinsurance agreement, which was recorded as a reduction to the inception-to-date ceded premiums of $1.9 billion and commissions and expense allowances on reinsurance ceded of $700 million.

Effective October 1, 2023, the Company entered into an intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC (“Eagle”) whereby certain universal life insurance and term life insurance policies are ceded on a coinsurance with funds withheld basis. Eagle, an affiliated wholly-owned subsidiary of NLIC, is an Ohio domiciled special purpose financial captive insurance company. Eagle paid the Company $853 million as settlement of the initial reinsurance transaction on October 1, 2023. The Company recognized $179 million of this settlement in the statutory statements of operations as commissions and expense allowances on reinsurance ceded, equal to the amount of current federal income tax, with the remaining $674 million included in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2024 and 2023 (inclusive of the initial settlement) included premiums of $83 million and $2.3 billion, respectively, benefits and claims of $105 million and $30 million, respectively and net investment earnings on funds withheld assets of $63 million and $15 million, respectively. In order for the Company to record a reinsurance reserve credit of $2.3 billion for the ceded block, the Company is holding assets in funds withheld for the benefit of Eagle with a carrying value of $1.4 billion, and a fair value of $1.3 billion as of December 31, 2024 and 2023. Eagle was granted a permitted practice from the Department to record an excess of loss reinsurance recoverable from an unaffiliated reinsurer of $861 million and $853 million as of December 31, 2024 and 2023, respectively, as an admitted asset qualifying as other security under Actuarial Guideline 48 for the benefit of the Company. Amounts payable to Eagle related to the reinsurance agreement were $5 million as of December 31, 2024. Amounts receivable from Eagle related to the reinsurance agreement were $4 million as of December 31, 2023.

The Company has entered into a 100% coinsurance agreement with funds withheld with Eagle to cede guaranteed lifetime withdrawal benefit (“GLWB”) rider obligations provided under certain fixed indexed annuity contracts issued and to be issued by NLAIC. While the GLWB contract riders are ceded by NLAIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLAIC. Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law which values the assumed GLWB risks from NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the NAIC SAP pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The Company has recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2024, 2023 and 2022 included premiums of $226 million, $158 million and $112 million, respectively, and net investment earnings on funds withheld assets of $17 million, $10 million and $6 million, respectively. As of December 31, 2024 and 2023, the carrying value of the funds withheld assets was $499 million and $328 million, respectively, which consists of bonds and cash equivalents and equals the amount of Eagle’s assumed GLWB rider reserve obligations calculated using the alternative reserving basis. As of December 31, 2024 and 2023, the Company’s reserve credit for guaranteed benefits ceded was $2.3 billion and $1.8 billion, respectively. Amounts payable to Eagle related to the reinsurance agreement was $21 million as of December 31, 2024. Amounts receivable from Eagle related to the reinsurance agreement was $24 million as of December 31, 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company has an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, NLIC bears the investment risk associated with changes in interest rates. Risk of asset default is retained by the Company, and NLIC pays a fee to the Company for the Company’s retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts ceded to NLIC are included in the Company’s statutory statements of operations for 2024, 2023 and 2022 and include considerations of $4 million, $46 million and $10 million, respectively, net investment income of $25 million, $31 million and $35 million, respectively, and benefits, claims and other expenses of $145 million, $186 million and $161 million, respectively. The reserve adjustment for 2024, 2023 and 2022 of $(143) million, $(153) million and $(161) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $619 million and $737 million as of December 31, 2024 and 2023, respectively, and amounts recoverable related to this agreement were $2 million and $6 million as of December 31, 2024 and 2023, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are ceded on a modified coinsurance basis. Total policy reserves under this treaty were $34 million as of December 31, 2024 and 2023. Total premiums ceded under this treaty were $11 million, $12 million and $12 million during 2024, 2023 and 2022, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby a certain life insurance contract is ceded on a 100% coinsurance basis. Policy reserves ceded under this agreement totaled $154 million as of December 31, 2024 and 2023.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2024 and 2023 were $457 million and $489 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

(11)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, and other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates in which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The net amounts due from affiliates were immaterial and $68 million as of December 31, 2024 and 2023, respectively, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The net amounts due to affiliates were $61 million and $27 million as of December 31, 2024 and 2023, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

The Company and various affiliates share a home office, other facilities, equipment, common management and administrative services. In addition, NMIC provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. The Company was allocated costs from NMIC totaling $201 million, $160 million and $138 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Funds of Nationwide Variable Insurance Trust Funds (“NVITF”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2024 and 2023, customer allocations to NVITF totaled $1.9 billion and $1.5 billion, respectively. For the years ended December 31, 2024, 2023 and 2022, NVITF paid the Company an immaterial amount for the distribution and servicing of these funds.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Amounts on deposit with NCMC for the benefit of the Company were $1.7 billion and $961 million as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, amounts on deposit with NCMC were comprised of $1.5 billion and $782 million, respectively, of cash and cash equivalents, with remaining amounts in short-term investments.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2024 and 2023, the Company had no outstanding borrowings from affiliated entities under such agreements. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2024, 2023 and 2022 were immaterial.

During 2023, the Company received a total distribution from Olentangy of $80 million, comprised of a return of contributed surplus of $67 million and a dividend of $13 million.

During 2024, the Company received capital contributions of $400 million from NLIC. During 2023, the Company received no capital contributions from NLIC. During 2025, the Company received additional capital contributions of $100 million from NLIC as of the subsequent event date.

Pursuant to a financial support agreement, NLIC agrees to provide the Company with the minimum capital and surplus required by each state in which the Company does business. This agreement does not constitute NLIC as guarantor of any obligation or indebtedness of the Company or provide any creditor of NLAIC with recourse to or against any of the assets of NLIC.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988, are guaranteed by NLIC. Total SPDA contracts affected by this guarantee in force as of December 31, 2024 and 2023 were immaterial.

During 2024 and 2023, the Company paid capital contributions of $6 million and $5 million, respectively, to NWSBL. During 2025, the Company paid an additional capital contribution of $7 million to NWSBL as of the subsequent event date. The entire investment in NWSBL was nonadmitted as of December 31, 2024 and 2023.

The Company and Nationwide Trust Company, FSB (“NTC”) have entered into an unsecured promissory note whereby NTC can borrow up to $180 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2023, NTC had an outstanding borrowing of $90 million. Upon maturity on March 21, 2024, the outstanding balance was repaid and a $180 million replacement unsecured promissory note and revolving line of credit agreement was entered into with a draw amount of $90 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of March 20, 2025. As of December 31, 2024, NTC had an outstanding balance of $90 million. Upon maturity on March 20, 2025, the outstanding balance was repaid and a $180 million replacement unsecured promissory note and revolving line of credit agreement was entered into with a draw amount of $90 million at an interest rate of 1-month SOFR plus 0.91% and a maturity date of March 19, 2026. The outstanding balance on this note is $90 million as of the subsequent event date.

The Company and NWSBL have entered into a $550 million unsecured promissory note and revolving line of credit agreement whereby NWSBL can borrow up to $550 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2023, NWSBL had an outstanding balance of $550 million. Upon maturity on February 28, 2024, the outstanding balance was repaid and a $550 million replacement agreement was entered into with a draw amount of $550 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 27, 2025. As of December 31, 2024, NWSBL had an outstanding balance of $550 million. Upon maturity on February 27, 2025, the outstanding balance was repaid and a $550 million replacement agreement was entered into with a draw amount of $550 million at an interest rate of 1-month SOFR plus 0.9% and a maturity date of February 26, 2026. The outstanding balance on this note is $550 million as of the subsequent event date.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLAIC), LLC (“NW REI (NLAIC)”), a subsidiary of NMIC, at $38 million and $40 million as of December 31, 2024 and 2023, respectively. NW REI (NLAIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLAIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLAIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLAIC), if not already recorded in the financial statements of NW REI (NLAIC).

The Company has not made any other guarantees or undertakings for the benefit of an affiliate which would result in a material contingent exposure of the Company’s or any affiliated insurer’s assets or liabilities.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

NMIC sponsors multiple benefit plans for its current and former employees including two qualified defined benefit pension plans, the Nationwide Retirement Plan – Account Balance and the Nationwide Retirement Plan – Final Average Pay, collectively the “Pension Plans”. On December 10, 2024, the Pension Plans purchased group annuity contracts that transferred certain obligations to the Company and NLIC. The impact of this transaction was immaterial to net income and capital and surplus.

(12)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(13)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC RBC model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. No dividends were paid by the Company to NLIC for the years ended December 31, 2024 and 2023. The Company’s surplus as regards policyholders as of December 31, 2024 was $3.5 billion and statutory net loss for 2024 was $63 million. Due to the Company’s unassigned deficit as of December 31, 2024, any dividend paid by the Company in 2025 would require regulatory approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend or distribution paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule I	Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2024 (in millions):

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations	$1	$1	$1
U.S. Government and agencies	17	17	17
Obligations of states and political subdivisions	2,192	1,975	2,192
Foreign governments	414	375	414
Public utilities	4,942	4,490	4,909
All other corporate, mortgage-backed and asset-backed securities	32,020	29,768	31,863

Total fixed maturity securities	$39,586	$36,626	$39,396

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	45	45	45
Nonredeemable preferred stocks	2	3	3

Total equity securities	$47	$48	$48

Mortgage loans	9,874		9,874
Cash, cash equivalents and short-term investments	2,339		2,339
Policy loans	412		412
Other long-term investments[1]	2,625		2,625

Total invested assets	$54,883		$54,694

1

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $39 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule IV	Reinsurance

As of December 31, 2024, 2023 and 2022 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2024
Life insurance in force	$294,948	$(96,950)	$—	$197,998	—
Life insurance premiums	$3,312	$(265)	$—	$3,047	—

2023
Life insurance in force	$267,086	$(94,561)	$—	$172,525	—
Life insurance premiums	$2,879	$(623)	$—	$2,256	—

2022
Life insurance in force	$242,505	$(70,213)	$—	$172,292	—
Life insurance premiums	$2,639	$(220)	$—	$2,419	—

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule V	Valuation and Qualifying Accounts

Years ended December 31, 2024, 2023 and 2022 (in millions):

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts[1]	Deductions	Balance at end of period
2024
Valuation allowances - mortgage loans	$—	$—	$—	$—	$—
Valuation allowances - net deferred tax assets	—	—	—	—	—

2023
Valuation allowances - mortgage loans[2]	$—	$—	$—	$—	$—
Valuation allowances - net deferred tax assets	—	—	—	—	—

2022
Valuation allowances - mortgage loans	$48	$7	$—	$—	$55
Valuation allowances - net deferred tax assets	—	—	—	—	—

1

Amounts related to net deferred tax assets are recognized through surplus. The net admitted deferred tax balance as of December 31, 2024, 2023 and 2022 was $192 million, $175 million and $150 million, respectively.

2	Effective January 1, 2023, the Company changed its method for reserving for mortgage loans. Refer to Note 5 for further discussion and the resulting impacts of the change.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.